Exhibit 10.1

Execution Version

LICENSE AGREEMENT

by and between

Zealand Pharma A/S

and

Aventis Pharma Deutschland GmbH

Execution Version

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is entered into this day of June 24, 2003 by and between Zealand Pharma AIS, a company organized under the laws of Denmark with its principal place of business at Smedeland 26B, 2600 Glostrup, Denmark (“Zealand”), and Aventis Pharma Deutschland GmbH, a company organized under the laws of Germany with its principal place of business at 65926 Frankfurt am Main, Germany (“Aventis”), each of Zealand and Aventis referred to as Party and both collectively referred to as Parties.

RECITALS

WHEREAS, Zealand is the owner of certain patents relating to a compound which is a glucagon-like peptide 1 receptor agonist (GLP-1 receptor agonist) and which is known under Zealand’s code ZP10 for the treatment of diabetes, and Zealand has conducted discovery, research, pre-clinical studies and some clinical studies related to such compound;

WHEREAS, Zealand has contractors to manufacture the compound and to process the compound into pharmaceutical preparations on behalf of Zealand;

WHEREAS, Zealand is desirous to identify a licensee who would continue development of such compound and register and commercialize finished products manufactured from the compound in all countries of the world;

WHEREAS, Aventis is dedicated to the research, development and commercialization of finished products for the treatment of diabetes and is desirous to acquire exclusive license rights relating to such compound;

WHEREAS, the Parties agreed on a non-binding Term Sheet dated April 23, 2003 specifying the commercial terms under which the Parties would envisage to enter into a legally binding license agreement relating to such compound;

NOW, THEREFORE, in consideration of the rights and obligations set forth in this Agreement, the Parties agree as follows:

ARTICLE I — PREAMBLE, ANNEXES AND HEADINGS

1.1                               The preamble to this Agreement constitutes an inseparable part hereof.

1.2                               The Annexes to this Agreement constitute inseparable parts hereof.

1.3                               The headings in this Agreement are for purposes of reference only, are not a material part hereof and shall not be used in its interpretation.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

ARTICLE II — DEFINITIONS

All capitalized terms in this Agreement shall have the meanings ascribed to such terms in this Article 2 or as otherwise defined herein.

“Affiliate” — shall mean, at any time during the term of this Agreement, any person, corporation or other entity which, directly or indirectly, controls, is controlled by or is under common control with a Party hereto by means of ownership of fifty (50) percent or more of the voting stock or similar interest in that person, corporation or other entity.

“Back-up Compound” — shall mean any compound which is owned by or licensed to Zealand or its Affiliates on the Effective Date and which (1) falls under any claim of the Patents or (2) is a GLP-1 receptor agonist, but does not fall under a claim of a patent from among the Patents.

“Calendar Semester” — shall mean the period from January 1 until June 30 and/or the period from July 1 until December 31 of any calendar year.

“cGMP” — shall mean the Regulation of current Good Manufacturing Practice for Drugs of the US-Food and Drug Administration (FDA) and the Guidelines to Good Manufacturing Practice of Medicinal Products in the European Union.

“Compound” — shall mean the pharmaceutically active ingredient known as ZP10, a GLP-1 receptor agonist, which is an analogue of exendin-4 (des Pro 36-Exendin-4-Lys 6-NH2), including its salts, prodrugs, metabolites, fragments and other derivatives.

“Confidential Information” — shall mean the existence and contents of this Agreement and any information, in whatever form, disclosed by a Party hereto, including its Affiliates, (the “Disclosing Party”) to the other Party hereto, including its Affiliates, (the “Receiving Party”) in connection with the performance or implementation of this Agreement including, but not limited to, any and all documents expressly designated as confidential, and information related to the Compound, the Product, the Know-how, the specifications, techniques, methods, processes, prices, marketing and customer information, projections, employees, facilities, equipment, security systems, information systems, finances, product plans, marketing plans, suppliers or distributors. Confidential Information shall not include:

(i)                                     information which at the time of disclosure is in the public domain;

(ii)                                  information which after the time of disclosure becomes part of the public domain, except by breach of this Agreement or by breach by any third party being under an obligation of confidentiality to the Disclosing Party which is known to the Receiving Party;

(iii)                               information which is or was in the possession of the Receiving Party or its Affiliates at the time of disclosure by the Disclosing Party and was not acquired directly or indirectly from the Disclosing Party or from any other party under an agreement of confidentiality to the Disclosing Party which is known to the Receiving Party; and

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

(iv)                              information, which is or was developed by the Receiving Party or its Affiliates independently of receipt hereunder.

“Customers” — shall mean any third party however excluding Aventis, its Affiliates and/or its sub-licensees.

“Effective Date” — shall mean the date hereabove written.

“EMEA” — shall mean the European Agency for the Evaluation of Medicinal Products or other equivalent regulatory agency.

“FDA” — shall mean the United States - Food and Drug Administration.

“Field of Use” — shall mean the prevention and/or treatment of type 2 diabetes and any other indication in humans and/or any other species.

“NDA-Approval” — shall mean the first approval letter from the FDA of a New Drug Application in the United States of America or, with respect to any other country, any equivalent marketing authorization of a pharmaceutical product containing the Compound, such approval to include also the approval of the manufacturing site of Aventis or its sub-contractors.

“Improvements” — shall mean any information relating to any invention, any innovation, improvement, development, discovery, computer program, device, administration aid, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable, conceived or reduced to practice by Aventis (including its Affiliates) or by Zealand (including its Affiliates) or by both Parties, including patent applications filed after the Effective Date and any patent maturing therefrom (defined as “Patents Emerging” hereinafter), which are relating to the Compound, and if applicable Back-up Compound, and/or the Product including, without limitation, any new indications, new form, new strength, new formulation, new carrier or new manufacturing process.

“Know-how” — shall mean any and all know-how whether or not patentable including, without limitation, specifications, efficacy data, safety data, stability data, kinetics, synthesis data, manufacturing information or data, quality testing information or data and any other technological information relating to the Compound, and if applicable Back-up Compound, and/or the Product including, without limitation, any new indications, new form, new strength, new formulation, new carrier or new manufacturing process, owned by or licensed to Zealand, its Affiliates or any of its contractors on the Effective Date.

“Net Sales” — shall mean the gross amounts invoiced for sales of the Product in the Territory by Aventis, its Affiliates or its sub-licensees to Customers, less the total of (a) trade, cash, and/or quantity discounts granted or paid; (b) excise, sales and other consumption taxes and customs duties to the extent included in the invoice price; (c) freight, insurance and other transportation charges to the extent included in the invoice price and paid; (d) amounts repaid or credited by

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

reason of rejections and defects; (e) returns or retroactive price reductions credited; (f) rebates accrued for, paid or deducted pursuant to agreements (including, but not limited to managed care agreements) or governmental regulations; and (g) compulsory payments, accrued for, paid or deducted pursuant to agreements (including, but not limited to managed care agreements) or governmental regulations to the extent such compulsory payments are related to sales of the Product.

“Patents” — shall mean any approved or registered patent, patent applications, provisional applications and patents maturing from said applications, including all divisions, continuations, continuations in part, and extensions thereof including Supplemental Protection Certificates and extensions under the Waxman-Hatch Patent Term Restorations Act in the United States of America to the extent they are related to the Compound and/or the Product including, without limitation, any new indications, new form, new strength, new formulation, new carrier or new manufacturing process, owned by or licensed to Zealand or any of its Affiliates on the Effective Date which patents and patent application for convenience are specified in Annex 01 hereof and which annex shall be supplemented by the Parties if it proves to be incomplete.

“Patents Emerging” — shall mean any patent application or patents which, based on Improvements, are conceived and/or reduced to practice after the Effective Date, whether by one of the Parties or by both Parties, and relating to the Compound and/or the Product including, without limitation, any new indications, new form, new strength, new formulation, new carrier or new manufacturing process.

“Product” — shall mean any pharmaceutical preparation in final dosage form containing the Compound including, without limitation, any strengths, forms, formulations whether short acting and depot formulations, combinations or administration routes.

“Review Committee” — shall have the meaning as ascribed in Article 9.3 hereof.

“Successful Completion” — shall mean the earlier of (1) the relevant primary end-point of the study as set forth in the study protocol is met with an acceptable clinical risk/benefit ratio as reasonably determined by Aventis, or after ninety (90) days following data base lock whatever occurs earlier; or (ii) Aventis’ decision to proceed with the development of the Compound, or if applicable Back-up Compound.

“Territory” — shall mean all countries of the world.

“Valid Claim” — shall mean a claim of an issued and unexpired patent from among the Patents which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction unappealed or unappealable within the time allowed for appeal.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

ARTICLE III — LICENSE

3.1                               Subject to the terms and conditions of this Agreement, Zealand hereby grants to Aventis under the Patents and Know-how an exclusive license (i) to make or have made the Compound and (ii) to make or have made, develop, register, market, sell and/or distribute the Product inside the Field of Use in the Territory under a trademark selected and owned by Aventis. Zealand hereby confirms that during the term of this Agreement Zealand shall not conduct research or development on the Compound and that it shall not grant any license to any party other than Aventis under the Patents and/or the Know-how.

3.2                               Aventis may appoint its Affiliates to perform the license or certain parts thereof upon its discretion provided, however, that in the event that Aventis intends to sub-contract in [***], the marketing, sale and/or distribution of the Product to a third party, then Aventis shall need Zealand’s prior written approval which shall not unreasonably be withheld or delayed.

ARTICLE IV — BACK-UP COMPOUND OPTION

4.1                               Zealand hereby grants to Aventis an exclusive option [***] to acquire an exclusive worldwide license (i) to make or have made Back-up Compound and (ii) to develop, register, make or have made, market, sell and/or distribute pharmaceutical products containing Back-up Compound [***].

4.2                               Upon Aventis’ request at any time during the term of this Agreement, Zealand shall notify Aventis in writing of any potential Back-up Compound known to Zealand. Upon each such notice, Zealand shall provide Aventis in writing with scientific information relating to each such Back-up Compound. Aventis shall review the scientific information and determine as to each such Back-up Compound whether Aventis will exercise the option or not. Aventis shall inform Zealand in writing of its decision whether to exercise or not the option as to each such Back-up Compound within one hundred eighty (180) days.

4.3                               In the event that Aventis has exercised the option during such one hundred eighty (180) days as to each such Back-up Compound, then Aventis shall be deemed to have acquired the exclusive worldwide license (i) to make or have made Back-up Compound and (ii) to develop, register, make or have made, market, sell and/or distribute pharmaceutical products containing Back-up Compound [***].

ARTICLE V — MILESTONE PAYMENTS

5.1                               Aventis shall pay to Zealand as partial consideration for the grant of the license in accordance with Article 3 hereof and the grant of the option in accordance with Article 4 hereof milestone payments as specified herein. Subject to Article 20.1 hereof, the milestone payments shall be made in US-Dollar plus Value Added Tax, if applicable, and shall be due and payable within thirty (30) days after Aventis has received an invoice from Zealand indicating that the respective event has occurred, such invoice not to be sent before the occurrence of the event provided, however, the milestone payment related

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

to the Effective Date shall be made no later than July 4, 2003. Within five (5) working days following the occurrence of any of the events set forth herebelow, Aventis shall inform Zealand in writing thereof.

All amounts in Million US-Dollar

Effective Date of the Agreement	10

Short acting formulation (SA): Successful Completion of phase II study 2001 (one month), as specified in Annex 04 hereof;	5

Short acting formulation (SA): Successful Completion of phase II study 2002 (three months), as specified in Annex 04 hereof;	5

Depot formulation: [***], as specified in Annex 04 hereof [***];	[***]

Short acting formulation (SA): Successful Completion of 24-months stability study for final formulation, as specified in Article 04 hereof;	5

Short acting formulation (SA): Successful Completion of phase III studies, 3002 — 3006, as specified in Annex 04 hereof;	[***]

Depot formulation: [***], as specified in Annex 04 hereof;	[***]

Short acting formulation (SA): NDA-Approval in the USA	5

Depot formulation: [***]	[***]

Co-existence in the USA of NDA-Approvals for the short acting formulation and the depot formulation	[***]

Deport formulation: [***]	[***]

Depot formulation: [***]	[***]

Maximum of all milestone payments:	110

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

5.2                               All milestone payments shall be non-refundable and payable only once, whether for Compound or Back-up Compound, for type 2 diabetes. In the event that Aventis wants to develop Compound, or if applicable Back-up Compound, for any indication other than type 2 diabetes, then Aventis and Zealand shall negotiate in good faith separate milestone payments which shall reflect for such other indication all development costs projected for such other indication by Aventis, the commercial potential of the Compound, or if applicable Back-up Compound, in such other indication, and the amount of milestone payments for the Compound, or if applicable Back-up Compound, actually paid for the type 2 diabetes indication. However, Aventis shall under no circumstances pay more than a grand total of one hundred ten (110) Million US-Dollar in total milestone payments for any and all indications whether for Compound or Back-up Compound under this Agreement.

5.3                               In the event that Aventis would not file in the United States of America for the NDA-Approval of the short acting formulation, although filing would have been possible with prospects to succeed, then the milestone payment regarding the coexistence of the two NDA-Approvals ([***] US-Dollar) shall be due and payable together with the milestone payment regarding the NDA-approval of the depot formulation.

5.4                               To the extent that the payments would require Aventis to withhold taxes, Article XX hereof shall apply.

ARTICLE VI — ROYALTY PAYMENTS

6.1                               In addition to the payment obligations specified in Article 5 hereof, Aventis shall pay to Zealand as partial consideration for the license granted in accordance with Article 3 hereof and the option granted in accordance with Article 4 hereof royalties on Net Sales equal to the applicable percentage rate plus Value Added Tax, if applicable, on a country-by-country basis in accordance with and subject to this Article 6 (“Royalty Payments”).

The Royalty Payments shall be made in Euro and they shall be due and payable semi-annually within sixty (60) days after each Calendar Semester plus Value Added Tax, if applicable:

(i)                                     On annual Net Sales less than or equal to [***];

(ii)                                  On annual Net Sales greater than [***] but less than or equal to [***];

(iii)                               On annual Net Sales greater than [***], but less than or equal to [***]

(iv)                              On annual Net Sales greater than [***]

6.2                               The Royalty Payments pursuant to Article 6.1 hereof shall be payable on a country-by-country basis at the applicable percentage rate as long as the manufacture, marketing, sale and/or distribution of the Product, in the absence of this Agreement, would infringe a

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Valid Claim. For the avoidance of doubt, Aventis shall only be required to make one single consolidated payment per Calendar Semester year to Zealand.

6.3                               In the event that on a country-by-country basis there is no Valid Claim of a patent from among the Patents which covers the manufacture, the marketing, the sale and/or distribution of the Product, then no Royalty Payments pursuant to Article 6.1 hereof shall be payable in such country. In the event that on a country-by-country basis there is a Valid Claim which covers the manufacture, the marketing, the sale and/or distribution of the Product and a compulsory license is granted to a third party, then the applicable royalty rate for such country shall be reduced by [***] percent.

6.4                               In case of Article 6.3, first sentence, hereof, the Net Sales achieved in such country shall not be included in the sales band calculation of the Net Sales set forth in Article 6.1 hereof, and in case of Article 6.3, second sentence, hereof, the Net Sales achieved in such country shall be included in the sales band calculation as shown in Annex 02 hereof.

6.5                               Notwithstanding anything to the contrary contained in this Agreement, after the expiration of the last to expire patent from among the Patents, Aventis shall not be required on a country-by-country basis to make any Royalty Payments as a result of Aventis’ ongoing use of the Know-how.

6.6                               In case of sales invoiced in a currency other than US-Dollar, the rate to be used in computing Net Sales shall be calculated using the arithmetic average of the spot rates on the last business day of each month of the calendar quarter in which the Net Sales were made. The “Closing mid-point rate” found in the “Dollar spot forward against the Dollar” table as published by the Financial Times (European Edition) or any other publication as agreed to by the Parties shall be used as a source of spot rates to calculate the average as defined in the preceding sentence.

6.7                               An example of the calculation of royalties payable in accordance with this is set forth in Annex 02 hereto.

6.8                               Aventis shall pay the Royalty Payments no later than sixty (60) days after any Calendar Semester with respect to the Net Sales achieved during such Calendar Semester.

6.9                               In the event that Aventis has exercised the option provided for in Article 4 hereof and commercializes a Product containing a Back-up Compound, then this Article 6 shall apply to any Product containing Back-up Compound and for the purpose of calculating Royalty Payments with respect to the Back-up Compound, the Net Sales from sales of the Product containing a Back-up Compound shall be deemed to be Net Sales from sales of the Product containing the Compound, and only one consolidated calculation of Net Sales and Royalty Payments shall be made.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

ARTICLE VII — KNOW-HOW DISCLOSURE

7.1                               Zealand shall promptly and in no case later than thirty (30) days after the Effective Date disclose and transfer to Aventis or its designated Affiliates at no cost all the Know-how, and the ownership in any and all Investigational New Drug Applications (“IND”) or equivalent applications, filings, submissions or approval relating to the Compound and/or the Product. Each of Aventis and Zealand shall appoint a window person of sufficient seniority and experience to work together to facilitate a swift and smooth disclosure of the Know-how from Zealand and its contractors to Aventis. The disclosure and transfer shall include, without limitation, the items as specified in Annex 03 hereof.

7.2                               With regard to any Improvements made by Zealand, Zealand shall on an ongoing basis disclose such Improvements to Aventis in writing without undue delay after such Improvements were made.

7.3                               Following the Effective Date, Zealand shall provide from time to time reasonable assistance and support to Aventis upon Aventis’ reasonable request with the goal to ensure that the Know-how is successfully implemented. To this end, Zealand shall collaborate with Aventis and assist Aventis in any way in order to allow Aventis to set-up the manufacture of the Compound and a suitable formulation as quickly as possible.

ARTICLE VIII — SUPPLY OF INVENTORY OF COMPOUND AND / OR PRODUCT TO AVENTIS

Within thirty (30) days after the Effective Date, Zealand undertakes to supply Aventis [***] with the inventory of the Compound and/or the Product, available within Zealand or at one or more of its contractors, suitably packaged for shipment to protect against damages and deterioration, together with the appropriate documentation and certificates of analysis and shelf life quotation. Aventis acknowledges that Zealand will supply such quantities of Compound and/or Product on an “as is” basis without representation and warranties. Zealand undertakes to direct its contractor which manufactured batch [***] of the Compound to transfer the raw data relating to the manufacture and quality testing of such batch to Zealand as soon as requested by Aventis after [***], or earlier if so agreed between Aventis and Zealand in writing, and Zealand shall then transfer those raw data to Aventis without undue delay.

ARTICLE IX — DEVELOPMENT OF THE COMPOUND AND THE PRODUCT

9.1                               As of the Effective Date, Aventis shall be solely responsible to develop the Compound, and if applicable Back-up Compound, and the Product including, without limitation, to develop any formulation which would include the Compound, and if applicable any Back-up Compound, to develop any manufacturing process to manufacture the Compound, and if applicable Back-up Compound, and the Product, to conduct pre-commercialization activities and to obtain NDA-Approvals and other marketing authorizations in any country of the Territory. All regulatory filings and NDA-Approvals and other marketing authorizations shall be filed in the name of and owned by Aventis, its Affiliates or any permitted sub-licensees. Zealand shall complete any ongoing

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

formulation activity by June 15, 2003 and shall provide Aventis with final reports thereon in writing until June 30, 2003. Aventis shall be solely responsible and pay for any and all costs and out-of-pocket expenses relating to its development of the Compound, and if applicable Back-up Compound, and/or Product as of the Effective Date.

9.2                               During the term of this Agreement, Aventis shall use [***] efforts to develop the Compound, and if applicable Back-up Compound, and/or the Product. Further, Aventis shall develop the Compound and/or the Product in accordance with the overall development outline as specified in Annex 04 hereof and in accordance with a still to be determined development plan. Without limiting the generality of the foregoing, Aventis shall provide Zealand with key results of each clinical study no later than forty-five (45) days after lock of the data base. Aventis reserves the right during the term of this Agreement to modify the overall development plan upon its reasonable discretion and notify Zealand of such modification. In such event, the Parties shall discuss in good faith whether, and if so how, the development milestone events set out in Article 5.1 hereof shall be redefined. However, any modification of the development outline shall under no circumstances result in a reduction of the maximum milestone payments payable pursuant to Article 5.1 hereof.

9.3                               The Parties shall establish a Review Committee consisting of two (2) members from each Party. The Review Committee shall meet in person, per video conference or per telephone conference semi-annually to review the project report prepared by Aventis which report shall outline the progress of the development and the key results achieved. In particular, the report shall comment on the progress of the overall development outline and the still to be determined development plan. The Review Committee shall not have the authority to make decisions concerning the development and the exclusive decision making authority shall be and remain with Aventis. Each Party shall bear its own costs and out-of-pocket expenses related to such meetings.

ARTICLE X — MARKETING, SALES AND DISTRIBUTION

Aventis shall market, sell and/or distribute the Product to Customers in accordance with the following:

10.1                        Aventis, at its sole expense, shall use [***] efforts to obtain and maintain all necessary NDA-Approvals for the Product, registrations, approvals, licenses, permits and consents required in each country of the Territory to market, sell and/or distribute the Product.

10.2                        Aventis, at its sole expense, shall use [***] efforts to market, sell and distribute the Product.

10.3                        Aventis shall be entitled to use a trademark or trademarks owned by Aventis or its Affiliates for the marketing, sale and/distribution of the Product.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

10.4                        Aventis shall market, sell and distribute the Product in accordance with the approved label of the NDA-Approvals and in accordance with all applicable law and regulations.

10.5                        Aventis shall at all times maintain adequate working capital and facilities to market, sell and/or distribute the Product.

10.6                        Aventis shall retain an adequate number of sales representatives dedicating their professional efforts to promoting the sale of the Product.

ARTICLE XI — IMPROVEMENTS

11.1                        Any and all Improvements made or acquired by Aventis or its Affiliates during the term of this Agreement and any intellectual property rights based thereon, including Patents Emerging, shall be owned by Aventis. Aventis shall promptly notify Zealand of any such Improvements. The filing of any Patents Emerging based on such Improvements, the prosecution and the maintenance thereof shall be made by Aventis at its sole name and cost.

11.2                        Any and all Improvements made or acquired by Zealand or its Affiliates during the term of this Agreement and any intellectual property rights based thereon, including Patents Emerging, shall be owned by Zealand. Zealand shall promptly notify Aventis of any such Improvements. The filing of any such Patents Emerging based on such Improvements, the prosecution and the maintenance thereof shall be made by Zealand at its sole name and cost provided, however, the bearing of out-of-pocket expenses for filing and prosecution of any Patents Emerging shall be as set forth in the last sentence of Article 13.1 hereof. During the term of this Agreement on a country-by-country basis, Zealand’s ownership interest in such Improvements and related intellectual property rights, including Patents Emerging, shall become part of the license punted by Zealand to Aventis and its Affiliates under Article 3 hereof without any further charge than provided in this Agreement.

11.3                        Any and all Improvements made or acquired jointly by Zealand (including its Affiliates) and Aventis (including its Affiliates) during the term of this Agreement and any intellectual property rights based thereon, including Patents Emerging, shall be jointly owned by Zealand and Aventis. Each Party shall promptly notify the other Party in relation to the jointly made Improvements. The filing of any Patents Emerging based on such Improvements, the prosecution and the maintenance thereof shall be made by Aventis at its sole name and costs. Zealand’s joint ownership interest in such Improvements and related intellectual property rights, including Patents Emerging, shall become part of the license granted by Zealand to Aventis and its Affiliates under Article 3 hereof without any further charge than provided in this Agreement.

ARTICLE XII — INTELLECTUAL PROPERTY RIGHTS

Zealand represents and warrants to Aventis on the Effective Date that

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

12.1                        Zealand is the duly authorized owner of patents from the list of Patents as specified in Annex 01 hereto;

12.2                        Zealand, during the term of this Agreement, will maintain, and remain the sole registered owner of, the patents from the list of Patents as specified in Annex 01 hereto;

12.3                        Zealand has no knowledge from which it can be inferred that any right or option right exist for the benefit of any state, university, company, entity or any other organization to obtain license rights under the Patents;

12.4                        Zealand has no knowledge from which it can be inferred that any of the Patents are invalid or unenforceable;

12.5                        Zealand has no knowledge from which it can be inferred that the practice of the license granted to Aventis pursuant to Article 3 hereof would infringe the patent rights of any third party;

12.6                        Zealand has no knowledge that the conception, development and reduction to practice of the Patents and the Know-how have constituted or involved the misappropriation of trade secrets or other rights of any third party;

12.7                        Zealand has not obtained knowledge from which it can be inferred that during the prosecution of the Patents Zealand had not disclosed to the United States Patent Office all relevant, non-cumulative references of which Zealand had actual knowledge, and further, Zealand had no actual knowledge, without independent investigation, of any publication or demonstrated fact that would render any of the Patents invalid or unenforceable.

ARTICLE XIII — PATENT PROSECUTION AND ENFORCEMENT

13.1                        Zealand shall diligently prosecute the Patents at Zealand’s expense subject to this Article 13.1. Zealand shall consult with Aventis in all important matters arising in the course of the prosecution of the Patents, and Zealand shall use reasonable efforts to implement all reasonable requests made by Aventis related to such prosecution of the Patents. All out-of-pocket expenses incurred by Zealand in the prosecution of patent family [***] (as specified in Annex 01 hereof) [***] shall be reimbursed by Aventis to Zealand at [***]. If Aventis requests Zealand to file and prosecute any of said patent series from among the Patents in any other country, then Aventis shall reimburse to Zealand [***] relating to such prosecution.

13.2                        Zealand shall diligently maintain all issued patents from among the Patents at Zealand’s sole expense, irrespective of whether the patents issue in the countries specified in Article 13.1 hereof or in other countries.

13.3                        In the event Aventis contributed to new patents solely, Aventis shall solely own the Patents Emerging and shall diligently prosecute and maintain the Patents Emerging at its

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

expense. Aventis shall use reasonable efforts to implement all reasonable requests made by Zealand related to the prosecution of the Patents Emerging. In the event Zealand contributed to the new patents solely, Zealand shall solely own the Patents Emerging and shall diligently prosecute and maintain the Patents Emerging at its expense. Zealand shall use reasonable efforts to implement all reasonable requests made by Aventis related to the prosecution of the Patents Emerging. In the event Aventis and Zealand contributed to the Patents Emerging, Aventis and Zealand shall jointly own the Patents Emerging in accordance with the ratio of contribution to the invention. Aventis shall diligently prosecute and maintain the Patents Emerging at its expense. Aventis shall use reasonable efforts to implement all reasonable requests made by Zealand related to the prosecution of the Patents Emerging.

13.4                        If Zealand decides to withdraw any Patents Emerging solely owned by Zealand, Zealand shall offer those Patents Emerging to Aventis for further prosecution and maintenance at Aventis’ expense. In this case Aventis shall own those Patents Emerging.

13.5                        Aventis shall supply Zealand with any information in its possession or control pertaining to, or desirable for, the extension of the Patents or Patents Emerging. Aventis shall supply Zealand in a timely manner with any supporting affidavits or documents required in connection with the extension of the Patents or the Patents Emerging. None of Aventis or its Affiliates shall take any action the consequence of which is to preclude Zealand from obtaining any extension of the term of the Patents or the Patents Emerging.

13.6                        In the event either of the Parties hereto receives knowledge of any infringement or threatened infringement of any patent from the Patents or any patents from the Patents Emerging by a third party, such Party shall give prompt notice in writing to the other Party. With regard to the Patents or Patents Emerging, Aventis shall have the first right and the obligation to initiate any action against the third party within sixty (60) days. The cost of such action shall be borne by Aventis and any monies awarded shall belong to Aventis. Zealand, however, shall receive from Aventis [***]. In the event that Aventis does not initiate an action during the sixty (60) days, then Zealand shall have the right to initiate any action against such third party due to the infringement of the Patents or the Patents Emerging. The cost of such action shall be borne by Zealand and any monies awarded shall belong to Zealand.

13.7                        In the event that either of the Parties receives knowledge of any claim or action by a third party that the practice by Aventis of the license under this Agreement infringes the patents of such third party, then Aventis shall have the first right to defend against such claim or action. Zealand shall have access to the correspondence, shall have access to hearings and shall have the right to make reasonable comments which Aventis shall take into consideration to the extent this is reasonably possible. Aventis shall be entitled to set off from the next due Royalty Payment or Royalty Payments pursuant Article 6 hereof:

13.7.1              [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

13.7.2              [***]

always PROVIDED, however, with respect to Article 13.7.1 and/or Article 13.7.2, that the payment by Aventis of Royalty Payments to Zealand in accordance with Article 6 hereof shall not be reduced to below [***] of Net Sales, and any amount not yet set off shall be carried forward and counted towards the following Royalty Payment; AND always PROVIDED, however, that in case of a settlement agreement or license agreement the negotiation between Aventis and the third party was conducted in good faith.

13.8                        Indemnification by Zealand

13.8.1              Zealand shall, at its sole cost and expense, indemnify, defend, and hold harmless Aventis, its Affiliates, their officers, directors, agents and employees (each individually an “Aventis Indemnified Party”, and collectively the “Aventis Indemnified Parties”), from and against any and all claims, demands, lawsuits, actions, causes of action, damages, judgments, liabilities, losses, costs, expenses imposed against, suffered or incurred by the Aventis Indemnified Parties (including reasonable attorneys’ fees and legal costs) which (i) [***] and (ii) [***].

13.8.2              Aventis shall be required to give prompt and timely written notice of such claims to Zealand, in any event no later than thirty (30) days after receiving knowledge thereof, and failure to do so shall terminate Zealand’s obligations under this Article 13.8. Aventis and the other Aventis Indemnified Parties shall provide any reasonably necessary information, cooperation and support to Zealand’s defense or settlement of the claim. Zealand shall obtain Aventis’ approval before entering into any compromise, settlement or stipulation, such approval not to be unreasonably withheld, delayed or conditioned.

13.9                        Indemnification by Aventis

13.9.1              Aventis shall, at its sole cost and expense, indemnify, defend, and hold harmless Zealand, its Affiliates, their officers, directors, agents and employees (each individually a “Zealand Indemnified Party”, and collectively the “Zealand Indemnified Parties”), from and against any and all claims, demands, lawsuits, actions, causes of action, damages, judgments, liabilities, losses, costs, expenses imposed against, suffered or incurred by the Zealand Indemnified Parties (including reasonable attorneys’ fees and legal costs) which (i) [***] and (ii) [***] except [***].

13.9.2              Zealand shall be required to give prompt and timely written notice of such claims to Aventis, in any event no later than thirty (30) days after receiving knowledge thereof, and failure to do so shall terminate Aventis’ obligations under this Article 13.9. Zealand and the other Zealand Indemnified Parties shall provide any

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

reasonably necessary information, cooperation and support necessary to Aventis’ defense or settlement of the claim. Aventis shall obtain Aventis’ approval before entering into any compromise, settlement or stipulation, such approval not to be unreasonably withheld, delayed or conditioned.

ARTICLE XIV — OTHER PRODUCT

14.1                        In the event that during the term of this Agreement (i) Aventis (or one of its Affiliates) signs a definitive agreement with a third party by which Aventis (or one of its Affiliates) would acquire, directly or indirectly, Control (as such term is defined below) of such third party, or by which a third party would acquire, directly or indirectly, Control of Aventis (or one of its Affiliates), and (ii) the third party (or one of its Affiliates) is the owner of or is holding license rights to patents relating to another GLP-1 receptor agonist (for the purpose of this Article 14 referred to as “Other Product”), and (iii) such Other Product, at the moment of acquiring Control, is in clinical development, is approved or is commercialized in either [***], then Aventis shall notify Zealand thereof in writing within one hundred and twenty (120) days (the “Aventis Notice”). This period, however, is reduced to sixty (60) days in the event that the Other Product is one of the primary assets of such third party. In the Aventis Notice Aventis shall confirm that it intends to divest or cease the development or the commercialization of the Other Product. If Aventis does not so notify Zealand in writing within such one hundred and twenty (120) days, or if applicable sixty (60) days, then Aventis shall be deemed to be in material breach of this Agreement. However, if Aventis has notified Zealand in writing within such one hundred and twenty (120) days, or if applicable sixty (60) days, and as long as Aventis is dedicating [***] efforts to develop and commercialize the Compound or Product and is working as expeditiously as reasonably possible towards divesting (including licensing-out) the Other Product or towards ceasing the development or the commercialization thereof, Aventis shall not be deemed to be in material breach of this Agreement. Without limiting the generality of the foregoing, Aventis shall in any event complete the divesting or cease the development or the commercialization of the Other Product, as the case may be, within twelve (12) months from Zealand’s receipt of the Aventis Notice. For the purpose of this Article 14, the term “Control” shall mean the ownership of fifty (50) percent or more of the voting stock or similar interest.

14.2                        The above Article 14.1 shall not apply and Aventis shall not be deemed to be in material breach of this Agreement, if, at the moment of acquiring Control, (i) the Other Product is in clinical development or earlier development stage; and (ii) the Product containing the Compound has been commercialized at least during [***] in either [***].

14.3                        The above Article 14.1 shall not apply and Aventis shall not be deemed to be in material breach of this Agreement, if, at the moment of acquiring Control, (i) the Other Product is commercialized in pharmaceutical markets; and (ii) the Product containing the Compound has been commercialized at least during [***] in either [***].

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

ARTICLE XV — REPORTING

15.1                        Aventis shall, and shall cause its Affiliates and sub-licensees to, prepare and keep comprehensive, accurate and complete documentation and records in English relating to the aggregate amounts invoiced, the aggregate deductions permitted under this Agreement and the Net Sales. Such documentation shall be prepared and kept in accordance with United States generally accepted accounting principles (“US-GAAP”). Such documentation and records shall be kept in accordance with the legal requirements in each of the countries of the Territory.

15.2                        Within forty-five (45) days of the end of each Calendar Semester, Aventis shall provide Zealand with a written report in English, which shall include the following data and information regarding such period (the “Semi-annual Reports”):

15.2.1              Detailed information regarding the sales of the Product undertaken by each of Aventis, its Affiliates and/or its sub-licensees, including:

15.2.1.1                                                    the Net Sales during such period and the computation of Royalty Payments on such Net Sales;

15.2.1.2                                                    the aggregate amounts invoiced from the sale of the Product per country and the aggregate deductions permitted under this Agreement per country;

15.2.1.3                                                    the quantities of Product sold during the period in each country of the Territory.

15.2.2              Any other information reasonably requested by Zealand.

15.3                        Aventis shall provide Zealand with copies of all the reports it receives from its sub-licensees.

15.4                        Within sixty (60) days of the end of each Calendar Semester, Aventis shall provide Zealand with an annual report in English encompassing the reporting requirements specified in this Article 15.

ARTICLE XVI — FINANCIAL AUDIT

16.1                        During the term of this Agreement and for a period of two (2) years following its expiration or termination, upon the request of Zealand (but not more frequently than once in each calendar year), an independent public accountant selected by Zealand and reasonably acceptable to Aventis shall be allowed access, during ordinary business hours, to the records, documents, bookkeeping systems, financial statements, records and any other resources, materials and data of Aventis, its Affiliates and sub-licensees relevant to verify the accuracy of the payments made or payable by Aventis hereunder during any of the three (3) calendar years before the audit. The cost of such audit shall be paid by Zealand unless the audit reveals an under-reporting of payments in excess of [***] of the

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

amount due for any one-year period, in which case the cost of the audit shall be paid by Aventis. If an audit discloses any underpayment by Aventis, Aventis shall promptly make payment to Zealand of such underpayment plus accrued interest at the rate of [***] plus [***] from the date such underpayment occurred until the date it is paid. If the audit discloses any overpayment by Aventis, Zealand shall promptly repay such overpayment to Aventis.

16.2                        The above Article 16.1 shall apply, mutatis mutandis, to the calculation of out-of-pocket expenses incurred by Zealand for the prosecution of patents pursuant to Article 13.1 hereof.

ARTICLE XVII — GENERAL REPRESENTATIONS AND WARRANTIES

Each Party hereto hereby represents, warrants and declares to the other Party as follows:

17.1                        Such Party is a corporation duly organized, validly existing and in good standing under the laws of the country of its incorporation.

17.2                        Such Party has full corporate authority to operate its business as conducted and has full authority to execute and perform this Agreement. This Agreement and all transactions contemplated hereby have been duly authorized by such Party.

17.3                        Such Party - together with its Affiliates - has the necessary know-how, skills, expertise, experience, technology, adequate financial resources, necessary professional skills, personnel and technical resources to perform its obligations and undertakings under this Agreement.

17.4                        Such Party shall, in performing its obligations under this Agreement, comply with all applicable laws and regulations.

ARTICLE XVIII — CONFIDENTIALITY, PUBLIC DISCLOSURES

18.1                        The Receiving Party (i) shall not disclose Confidential Information to any third party; (ii) shall restrict dissemination of Confidential Information to only its employees, Affiliates, licensor, sub-licensees or sub-contractors on a need to know basis, provided that such person or entity is bound by a like obligation of confidentiality, and (iii) shall use the same degree of care as for its own information of like importance, but at least use reasonable care, in safeguarding against disclosure of Confidential Information of the Disclosing Party.

18.2                        Each Party agrees to treat all the Confidential Information disclosed to it as strictly confidential and not to disclose or exploit or make use, directly or indirectly, of such Confidential Information without the express written consent of the Disclosing Party, except for purposes set forth in this Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

18.3                        It is neither Party’s intent to use the specific information disclosed to it by the other Party under this Agreement in its own product development, except as expressly authorized or licensed by this Agreement.

18.4                        The Receiving Party may disclose Confidential Information to the extent such disclosure is required by law or by court order provided, however, in the event that the Receiving Party is required to disclose the Confidential Information, the Receiving Party shall provide prompt written notice to the Disclosing Party of such requirement so that the Disclosing Party may seek a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, the Receiving Party shall disclose only that portion of the Confidential Information it is legally required to disclose and shall exercise all reasonable efforts to obtain confidential treatment for such Confidential Information.

18.5                        Except as required by applicable law or regulations any public statement or press release concerning Confidential Information, this Agreement and/or the transactions contemplated hereunder shall be agreed upon in advance by the Parties hereto and, upon request, by a Party hereto the other Party shall have a right to review the draft public statement or press release. Without limiting the generality of the foregoing, Zealand and Aventis acknowledge that it may be necessary to make public statements or press releases to disseminate the results of the development of the Compound.

For any public statement or press release at the initiative of Aventis or Zealand (the “Publishing Party”) early notification shall be given in writing to the communication department of the other Party (the “Reviewing Party”) at least eight (8) working days before the envisaged disclosure date. A draft of such public statement or press release shall be sent to the Reviewing Party at least four (4) working days before the envisaged disclosure date. The Reviewing Party shall have the opportunity to review the draft and to give reasonable comments which the Publishing Party shall reasonably take into consideration.

It shall be understood that the commercial terms contained in this Agreement (e.g. the single amount of milestone payments and the royalty rate) shall not be disclosed by either Party unless agreed upon in writing by the other Party.

In the event of a public statement or press release at the initiative of Zealand, the sole decision to make a joint public statement or press release shall be with Aventis.

Should Aventis issue a public statement or press release, then Aventis shall whenever possible specify that the Compound, and if applicable Back-up Compound, has been licensed from Zealand. This obligation will cease as soon as the Product is commercialized.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Without limiting the generality of the foregoing, the Reviewing Party may request a delay of the public statement or press release by forty-five (45) days in order to secure that the Reviewing Party can make necessary patent applications.

If the Reviewing Party requests such delay, then the Publishing Party shall delay the public statement or press release for such period of forty-five (45) days.

ARTICLE XIX — DISCLAIMER OF CONSEQUENTIAL AND OTHER DAMAGES

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY PUNITIVE OR CONSEQUENTIAL DAMAGE INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO THE OTHER PARTY’S BUSINESS REPUTATION EXCEPT IN CASE OF INTENTIONAL, WILLFUL OR GROSSLY NEGLIGENT MISCONDUCT UNDER THIS AGREEMENT. THIS ARTICLE SHALL NOT APPLY TO AVENT1S’ OBLIGATIONS PURSUANT TO ARTICLE 9.2, 10.1 AND 10.2 HEREOF, NOR TO ZEALAND’S OBLIGATIONS PURSUANT TO ARTICLE 12.2 HEREOF.

ARTICLE XX — PAYMENTS AND TAXES

20.1                        All milestone payments due to Zealand hereunder shall be made in US-Dollar provided, however, that the first milestone payment of ten (10) million US-Dollar which is linked to the Effective Date shall be made no later than July 4, 2003 in the Euro currency, the payment amount shall be nine million two hundred and fifty six thousand six hundred eighty eight (9,256,688) Euro and payment of this Euro amount shall be considered fulfilment of the obligation to pay such first milestone payment of ten (10) million US-Dollar. All Royalty Payments shall be made in Euro. Zealand’s bank account shall be at [***] or such other account designated by Zealand. All costs and expenses related to such bank transfers shall be borne solely by Aventis.

20.2                        All payments referred to herein shall be exclusive of Value Added Tax. If and when required under applicable law, Aventis shall add Value Added Tax to the relevant payment.

20.3                        All payments referred to herein shall be reduced by the amount required to be paid or withheld pursuant to applicable tax laws. Any such amounts required to be paid or withheld pursuant to applicable tax laws shall be an expense of, and borne solely by, Zealand. Aventis, as applicable, shall submit to Zealand reasonable proof and documentation of payment of such amounts paid or withheld pursuant to applicable tax laws.

20.4                        Zealand shall issue to Aventis an invoice for each milestone payment to be made by Aventis hereunder.

20.5                        Without derogating from the rights of Zealand under this Agreement or under any law to other or additional remedies or relieves, it is hereby agreed that any amount due to

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Zealand by Aventis under this Agreement or arising therefrom not paid in full on its due date shall bear interest from its prescribed due date and until its actual payment at an annual rate of [***] plus [***].

ARTICLE XXI — INSURANCE

Each Party hereto shall at all times during the term of this Agreement and for ten (10) years thereafter maintain in full force and effect customary general liability and product liability insurance in appropriate amounts. In addition thereto, Aventis shall maintain in full force and effect clinical studies insurance in sufficient amounts. Upon request, each Party will provide the other Party with a certificate of insurance evidencing that it has such insurance coverage in force.

ARTICLE XXII — TERM AND TERMINATION

22.1                        Unless terminated earlier pursuant to Article 22 hereof, the term of this Agreement shall commence on the Effective Date and shall remain in full force and effect on a country-by-country basis until the later of (i) the expiration of the last to expire patents from the Patents specified in Annex 01 hereto or (ii) until ten (10) years after the launch of the Product in the respective country, and only with respect to the European Union, until ten (10) years after the launch of the Product in the first of the EU-Member States.

22.2                        Notwithstanding anything to the contrary contained in this Agreement, either Party shall have the right to terminate this Agreement in its entirety by giving written notice to the other Party having immediate effect in the event that:

22.2.1              the other Party is in material breach of this Agreement and fails to cure such breach within ninety (90) days after receiving notice of that breach; for the purpose of this sub-section, on the side of Aventis, it shall be assumed (without limitation) that Aventis is in material breach of this Agreement if Aventis does not use [***] efforts to develop the Compound, and if applicable Back-up Compound, or to market, sell and/or distribute the Product; or

22.2.2              If Aventis (or any of its Affiliates) through in-licensing, acquisition of intellectual property rights or any other intellectual property related agreement acquires rights to an Other Product (as defined in Article 14) outside of the situation described in Article 14 provided, however, it shall not be assumed that Aventis is in material breach if such acquisition of rights occurs:

(A)                               at a moment in time when (i) the Other Product is in clinical development or earlier development stage; and (ii) the Product containing the Compound has been commercialized at least [***]; or

(B)                               at a moment in time when (1) the Other Product has obtained NDA-Approval and/or equivalent marketing authorizations; and (ii) the Product containing the Compound has been commercialized at least [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

22.2.3              the other Party (i) becomes insolvent; (ii) enters into liquidation, dissolution, receivership or the general assignment for the benefit of creditors; provided that if such condition is assumed involuntarily it has not been dismissed within ninety (90) days after it begins; or (iii) ceases its business operations.

22.3                        Notwithstanding anything to the contrary contained in this Agreement, Aventis shall have the right to terminate this Agreement in its entirety at any time at its discretion giving to Zealand a ninety (90) days prior written notice.

22.4                        Upon expiration or termination of this Agreement, the following shall apply:

22.4.1              Neither Party shall be relieved from its duty to discharge in full all obligations accrued or due prior to the date of expiration or termination of this Agreement including, without limitation, to adhere to continue to provide indemnification in accordance with Article 13.8 or Article 13.9 hereof and to adhere to the obligation to maintain confidentiality in accordance with Article 18 hereof to the same extent as if this Agreement had not expired or had not been terminated;

22.4.2              Upon expiration of this Agreement in accordance with Article 22.1 hereof on a country-by-country basis, Aventis shall have a fully paid-up non-exclusive license, with the right to sub-license, under the Patents, the Know-how and Improvements made by Zealand to make or have made, develop, register, market, sell and/or distribute the Compound, the Back-up Compound, and/or the Product. Upon request by Aventis, the Parties shall agree in good faith on the terms and conditions of an exclusive license by Zealand to Aventis under Patents Emerging owned or co-owned by Zealand or its Affiliates.

22.4.3              Upon termination of this Agreement by Aventis in accordance with Article 22.3 hereof, Aventis (i) shall be entitled to stop the pre-clinical and/or the clinical development of the Compound; (ii) shall arrange that ongoing development activities are taken to a conclusive end which seems reasonable and which must not necessarily be the final conclusion of the respective development activity; (iii) shall be obligated to offer for sale to Zealand available inventory of Compound, or if applicable Back-up Compound, to Zealand at cost; (iv) Aventis shall return to Zealand within ninety (90) days after the effective date of the termination all Know-how received from Zealand; (v) Aventis shall grant to Zealand a license against consideration to be negotiated in good faith to use any Improvement made by Aventis for the manufacture, marketing, sale and/or distribution of Products containing the Compound; and (vi) shall not be obligated to manufacture the Compound, or if applicable Back-up Compound, or the Product.

22.4.4              Upon termination of this Agreement by Zealand in accordance with Article 22.2.1 or Article 22.2.2 hereof, then Article 22.4.3 shall apply provided, however, that the license to be granted by Aventis to Zealand in accordance with Article 22.4.3

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(v) shall be free of charge and shall include, without limitation, any pre-clinical and/or clinical data generated by Aventis and/or its Affiliates.

22.5                        The rights available to either Party in accordance with this Article 22.2 through Article 22.4 shall not derogate from any rights and/or remedies which may be available to either Party under applicable law (Article 23.9 hereof).

ARTICLE XXIII — GENERAL PROVISIONS

23.1                        Force Majeure

Neither Party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, war, civil unrest, natural disaster, accident, act of government, shortages of materials or supplies or any other cause beyond the reasonable control of such Party (“Force Majeure”), provided that such Party gives the other Party written notice thereof within fifteen (15) days of discovery thereof and uses good faith efforts to so perform or cure. In the event of such a Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure.

23.2                        Relationship of the Parties

23.2.1              The relationship established by this Agreement is that of independent contractors and nothing herein will be construed as allowing either Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever except as specifically provided for herein.

23.2.2              Neither Party, their Affiliates, sub-licensees, employees, consultants, contractors or agents are agents, employees, partners or joint ventures of the other Party.

23.3                        Solicitation of Employees

To the extent permitted by law, during the term of this Agreement and for a period of [***] thereafter each Party agrees neither to solicit directly for employment purposes the employees of the other Party.

23.4                        Assignment

23.4.1              The rights and liabilities of the Parties under this Agreement shall bind and inure to the benefit of the Parties’ respective successors and any party which acquires all or substantially all of its assets relating to the subject matter of this Agreement.

23.4.2              Neither Party shall be entitled to assign or transfer any rights or any obligations or this whole Agreement to any of its Affiliates, except that Aventis may assign the rights and obligations under this Agreement or this whole Agreement to any of its Affiliates without Zealand’s consent.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

23.5                        Notices

The addresses of the Parties for purposes of this Agreement and for the delivery of any notices required or otherwise dispatched hereunder shall be as stated in the preamble to this Agreement. Such addresses may be amended upon the provision of notice to the other Party. All notices shall be in writing and shall be sent by either of the Parties to the other Party by registered mail, facsimile or personal delivery to the addresses set forth in the preamble, and shall be deemed to have been delivered to the addressee, if by registered mail, seven (7) calendar days after the date on which the notice was posted, if by facsimile, twenty four (24) hours after dispatch by fax; and in the case of personal delivery, at the time of delivery.

23.6                        Disputes

(a)                                 Any dispute, controversy or claim arising out of or relating to this Agreement, or arising out of the breach, a termination or the invalidity of this Agreement or a termination notice given under this Agreement or the rights of any Party for indemnification hereunder (each, a “Claim”), shall be submitted in the first instance to the Executive Vice President of Aventis in charge of Research and Development (“Drug Innovation and Approval”) for Aventis, and the Chief Executive Officer of Zealand for Zealand.

(b)                                 If any Claim cannot be resolved by the individuals designated in Article 23.6 (a) within thirty (30) days after being submitted to them, and except for the right of any Party to apply to a court of competent jurisdiction for a temporary restraining order to preserve the status quo or to prevent irreparable harm pending the selection and confirmation of a panel of arbitrators in accordance herewith, such Claim shall be settled by arbitration in accordance with the Arbitration Rules (the “Rules”) of the International Chamber of Commerce in effect on the day the arbitration is commenced in accordance with this Agreement, except as modified by this Article 23.6. After expiration of the thirty (30) day period, any Party may commence arbitration by serving upon the other Party a written demand for arbitration sent by a courier service of internationally recognized reputation in accordance with this Agreement. The number of arbitrators shall be three, one of whom is selected by Zealand, one of whom is selected by Aventis and one of whom is selected by Aventis and Zealand (or by the other two arbitrators if the Parties cannot, within thirty (30) days after the commencement of the arbitration proceeding, agree on the third arbitrator). In the event that any Party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceeding, such arbitrator and the third arbitrator shall be appointed by the ICC in accordance with the Rules. The arbitration award shall be rendered by a majority of the members of the board of arbitration. The panel shall not be entitled to modify this Agreement or the transactions contemplated herein. The arbitration proceeding shall be conducted in the English language and shall be brought in London, England, unless the Parties agree in writing to conduct the

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arbitration in another location. The ICC shall have jurisdiction over all Parties to this Agreement for purposes of the arbitration.

(c)                                  The arbitration decision shall be final and binding and shall not be subject to appeal to any court in any jurisdiction, except as provided by applicable law. The prevailing Party may enter such decision in any court having competent jurisdiction.

Any statute of limitations or other equitable or legal doctrine which would otherwise be applicable to any action brought by either of the Parties shall be applicable in the arbitration.

(d)                                 The arbitrators shall be entitled to receive reasonable compensation at an hourly rate to be established between the arbitrators and the ICC. If required by the arbitrators, Zealand on the one hand, and Aventis on the other, will deposit with the ICC an equal share of the total anticipated fee of the arbitrators in an amount to be estimated by the ICC. The non-prevailing Party in the proceedings shall be ordered to pay, and shall have the ultimate responsibility for, all arbitrators’ fees and the fees of the ICC and such fees shall be included in the judgment to be entered against the non-prevailing Party.

(e)                                  Notwithstanding any other provision of this Agreement, any Party may apply to a court of competent jurisdiction within the United States of America, for an order in true nature of a temporary restraining order or preliminary injunction for purposes of maintaining the status quo pending the final resolution of any dispute pursuant to the arbitration provisions hereof.

(f)                                   Each Party consents to the jurisdiction and administration of the ICC for purposes of the arbitration proceedings contemplated.

23.7                        Expenses

Unless provided for otherwise herein, each Party hereto shall bear all its general costs and expenses related to the performance of its obligations under this Agreement and its preparation.

23.8                        Severability

If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be determined to be invalid or enforceable under applicable law, then such invalidity or unenforceability shall not affect the remainder of this Agreement, unless the invalid or unenforceable provision is of such importance that it can be reasonably assumed that the Parties would not have entered into this Agreement without the invalid or unenforceable provision. The Parties agree to replace any such invalid or unenforceable provision with a valid and enforceable provision designed to achieve, to

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the extent possible, the business purposes and intent of such invalid and unenforceable provisions.

23.9                        Applicable law

This Agreement and any disputes concerning its validity, construction, enforceability or performance shall be governed by the laws of Germany without reference to conflict of law principles.

23.10                 Entire Agreement

This Agreement, together with all its Annexes hereto, constitutes the entire understanding and agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such subject matter, including the Term Sheet dated April 23, 2003.

23.11                 Language

All correspondence, documentation, reports, drawings, specifications or instructions related to this Agreement shall be in the English language.

23.12                 Waivers

No delay or failure by either Party to exercise or enforce at any time any right or provision of this Agreement shall be considered a waiver thereof or of such Party’s right thereafter to exercise or enforce each and every right and provision of this Agreement. No single waiver shall constitute a continuing or subsequent waiver.

23.13                 Amendments and Modifications

This Agreement may not be modified or amended, in whole or in part, except in a written instrument signed by both Parties.

23.14                 Construction

This Agreement has been negotiated by the Parties and their respective counsel. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. Both Parties hereto shall be considered the drafting.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Zealand Pharma A/S

By:	/s/ E. Steiness	/s/ J. Hansen
Name:	E. Steiness	J. Hansen
Title:	CEO	CFO

Aventis Pharma Deutschland GmbH

By:	/s/ F. Douglas
Name:	F. Douglas
Title:	Executive Vice President

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Annex 01

Patents

Zealand REF. NO.	E&A REF. NO.	COUNTRY	TITLE	INVENTOR	APPLN. NO. FILING DATE	PARENT NOS., FILING DATE	PATENT NO. & DATE	PUBLIC. NO. & DATE	OTHER INFORMATION
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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Annex 02

Example for calculating Royalty Payments

For illustrative purposes, assume sales for a Calendar Semester are booked in three different currencies: 800 Million USD, 800 Million Euro and 80,000 Million Yen

Step 1: Convert all non-USD sales booked for the Calendar Semester to USD using exchange rates as described in Article 6.6

Example

Assume the arithmetic average of the spot rates on the last business day of each month of the calendar quarter in which the Net Sales were made, as defined in Article 6.6, are USD = .95 Euro and USD — 125 Yen

Therefore, sales are converted as follows:

800 Million USD =	800 Million USD

800 Million Euro =	842 Million USD
80,000 Million Yen =	640 Million USD

Total Net Sales in USD =	2,282 Million USD

Step 2: Based on Net Sales calculated in USD and on the arithmetic average of the spot rates in Step 1 above, calculate Royalty Payment in Euro using the royalty percentages as defined in Article 6.1

For the Example, Royalty Payment is calculated as follows:

[***]x [***]USD x .95 Euro/USD	=	[***] Euro
[***]x [***]USD x .95 Euro/USD	=	[***] Euro
[***]x [***]USD x .95 Euro/USD	=	[***] Euro

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]x [***]USD x .95 Euro/USD	=	[***] Euro
Total	=	[***] Euro

Therefore, Total Royalty Payment in Euro = [***], payable as defined in Article 6.1

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Annex 03

Know-how disclosure and transfer

[Area	Number	Author	Title
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[***]	[***]	[***]	• [***] • [***]: 1. [***] 2. [***] 3. [***] 4. [***] 5. [***] 6. [***] 7. [***] • [***] • [***] • [***]

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Annex 04

Development Outline

[***][***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT TO LICENSE AGREEMENT (the “First Amendment”), dated as of March 16, 2010, is entered into by and between Zealand Pharma A/S, a company organized under the laws of Denmark with its principal place of business at Smedeland 26B, 2600 Glostrup, Denmark (“Zealand”), and Sanofi-Aventis Deutschland GmbH (f.k.a. Aventis Deutschland GmbH), a company organized under the laws of Germany with its principal place of business at 65926 Frankfurt am Main, Germany (“SADG”).  Each of Zealand and SADG is referred to as a “Party” and both collectively as “Parties.”

RECITALS

WHEREAS, Zealand and SADG are parties to a certain License Agreement dated June 24, 2003 (the “License Agreement”); and

WHEREAS, the Parties wish to amend the License Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the rights and obligations set forth in this First Amendment, the Parties agree as follows:

ARTICLE I. AMENDMENTS

1.1.         The License Agreement hereby is amended as follows:

(a)           Article 2 of the License Agreement is amended to add or modify, as the case may be, the following definitions:

“Group 1 Product” means any Product other than a Group 2 Product.

“Group 2 Product” means any Product that contains the Compound combined with one or more other active pharmaceutical ingredients (APIs) other than the Compound.

“Product” means (1) any pharmaceutical preparation in final dosage form containing the Compound including, without limitation, any strengths, forms, formulations (whether short acting and depot formulations), combinations or administration routes, and (2) a cell therapy product or other product containing genetically modified cells or microorganism which, when administered, causes the Compound to be released in the human body.  For the avoidance of doubt, the term “pharmaceutical preparation,” as used in this paragraph and throughout the Agreement, shall not include a cell therapy product or other product containing genetically modified cells or microorganism which, when administered, causes a GLP-1 receptor agonist to be released in the human body.

“Restricted Product” means an injectable pharmaceutical preparation in final dosage form that includes a GLP-1 receptor agonist other than the Compound (whether a peptide or a non-peptide) formulated for administration as a short

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

acting product [***].Restricted Product does not include a cell therapy product or other product containing genetically modified cells or microorganism which, when administered, causes a GLP-1 receptor agonist other than the Compound to be released in the human body and, therefore, notwithstanding anything set forth herein to the contrary, none of the provisions set forth in Article XIV or Section 22.2.2 shall be applicable to such cell therapy product or other product containing genetically modified cells or microorganism.

“Alternative Route GLP-1” means a [***] that includes a GLP-1 receptor agonist other than the Compound [***]. Alternative Route GLP-1 shall include, without limitation [***].

“Other Depot GLP-1” means an [***] that includes a GLP-1 receptor agonist other than the Compound [***].

“Phase I” means, with respect to a Product, a clinical study that provides for the first introduction into humans of a Product, with a primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such Product, and consistent with 21 CFR § 312.21(a), and/or, as applicable, comparable legal requirements of other jurisdictions.

“Phase II” means, with respect to a Product, a clinical study conducted in human patients designed to evaluate clinical efficacy and safety of such Product for one or more indications and/or to obtain an understanding of the dosage regimen prior to a Phase III Study, or that is otherwise conducted in accordance with 21 C.F.R. § 312.21(b) and/or, as applicable, comparable legal requirements of other jurisdictions.

“Phase III” means, with respect to a Product, a clinical study conducted in human patients as a pivotal trial for purposes of filing a NDA or Marketing Authorization application for such Product, or that provides for the clinical study of such Product on sufficient numbers of patients to confirm with statistical significance the efficacy, and confirm the safety of such Product or that is otherwise conducted in accordance with 21 C.F.R. § 312.21(c) and/or, as applicable, comparable legal requirements of other jurisdictions.

(b)           Article 5 is deleted in its entirety and replaced with the following:

“ARTICLE V — MILESTONES PAYMENTS

5.1                               SADG shall pay to Zealand as partial consideration for the grant of the license in accordance with Article 3 hereof and the grant of the option in accordance with Article 4 hereof milestone payments as specified herein.  Subject to Article 20.1 hereof, the milestone payments shall be made in US-Dollars plus Value Added Tax, if applicable, and shall (except as indicated) be due and payable within thirty (30) days after SADG has

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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received an invoice from Zealand indicating that the respective event has occurred, such invoice not to be sent before the occurrence of the event provided.  Within five (5) working days following the occurrence of any of the events set forth herebelow, SADG shall inform Zealand in writing thereof; SADG shall further provide Zealand with any information Zealand may reasonably request concerning the status of any Alternative Route GLP-1 or Other Depot GLP-1.  All amounts below are in Million US-Dollars:

(i) Initial Milestone Payment

(1) Effective Date of Agreement;	10

(It is acknowledged and agreed that the above-referenced initial payment was paid in full prior to the execution of this First Amendment)

(ii) Milestones for Group 1 Products, Short Acting Formulation

(1) Successful Completion of Phase II study 2001 (one month), as specified in Annex 04 hereof	5

(2) Successful Completion of Phase II study 2002 (three months), as specified in Annex 04 hereof	5

(3) Successful Completion of 24-months stability study for final formulation, as specified in Article 04 hereof	5

(It is acknowledged and agreed that the payments required under Sections 5.1 (ii)(1), (2) and (3) above were paid in full prior to the execution of this First Amendment)

(4) Successful Completion of Phase III studies (GetGoal Program)	[***]

(5) NDA Approval of the first indication in the U.S.A.	5

(iii) Milestones for Group 1 Products, Depot Formulation

(1) [***]	25

(2) [***]	15

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3

(iv) Milestones for Group 2 Products

(1) Upfront payment, immediately payable on execution of this First Amendment, on the basis of an invoice previously provided	10

(2) Completion of first Phase I clinical trial	5

(3) Commencement of first Phase II clinical trial (if any)(not payable if following milestone is 30, as indicated below)	15

(4) Commencement of first Phase III clinical trial (milestone payment will be 15 if payment (3) has previously been made and otherwise will be 30)	15/30

(For the avoidance of doubt, total payments for (3) and (4) shall be 30)

(5) Submission of an NDA for any indication to the FDA or (if earlier) submission of an application for a Marketing Authorization for any indication to the EMEA, or any Member State of the EU	20

(6) NDA Approval of the first indication in the U.S.A.	25

(7) First grant of a Marketing Authorization for the first indication in the EU, or any Member State thereof	10

(8) [***]	[***]

(9) [***]	[***]

For these purposes, a clinical trial shall be considered to have “commenced” upon the first approval by a regulatory authority of the protocol for the clinical trial.

5.2                               The above defined milestones shall be nonrefundable and payable only once whether for Compound or Back-up Compound.

5.3                               To the extent that the payments would require SADG to withhold taxes, Section 20.3 hereof shall apply.  SADG shall take all action that Zealand may reasonably request to minimize such withholding taxes.”

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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(c)           Section 6.1 is deleted in its entirety and replaced with the following:

“6.1                         In addition to the payment obligations specified in Article 5 hereof, SADG shall pay to Zealand as partial consideration for the license granted in accordance with Article 3 hereof and the option granted in accordance with Article 4 hereof royalties on Net Sales equal to the applicable percentage rate plus Value Added Tax, if applicable, on a country-by-country basis in accordance with and subject to this Article 6 (“Royalty Payments”).  The Royalty Payments shall be made in Euro and they shall be due and payable semi-annually within sixty (60) days after each Calendar Semester plus Value Added Tax, if applicable:

(i)                                     Royalty Payments for Group 1 Products:

(1)           On annual Net Sales less than or equal to US-Dollars [***] within such range;

(2)           On annual Net Sales greater than US-Dollars [***], but less than or equal to US-Dollars [***];

(3)           On annual Net Sales greater than US-Dollars [***], but less than or equal to US-Dollars [***] and

(4)           On annual Net Sales greater than US-Dollars [***].

(ii)                                  Royalty Payments for Group 2 Products:

(1)           With respect to a Group 2 Product that combines the Compound and SADG compound insulin glargine: Ten percent (10%) of annual Net Sales, irrespective of the level of Net Sales of such Group 2 Product; and

(2)           With respect to any other Group 2 Product which may be developed by SADG during the term of the Agreement, the royalty rate payable to Zealand shall be determined within three (3) months following SADG’s notification of such development to Zealand by mutual agreement reached in good faith by the Parties.  In the event the parties cannot reach an agreement within the prescribed period of time, SADG’s royalty payments to Zealand shall be [***] of Net Sales which, for the purpose of determining royalty payments owed to Zealand with respect to such Group 2 Product, shall be calculated by [***].  In the event that, in any country or countries, no separate sale of either a Group 1 Product or such above designated other pharmaceutical product(s) are made during the accounting period in which the sale of the Group 2 Product was made or if the gross retail selling price thereof cannot be determined for an accounting period, Net Sales shall be determined by mutual agreement

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same.

(d)           Section 9.2 is deleted in its entirety and replaced with the following:

“During the term of this Agreement, SADG shall use [***] efforts to develop the Compound, and if applicable Back-up Compound and or the Product in accordance with the development plan set forth in Annex 04 (the “Development Plan”), and shall provide Zealand with the key results of each clinical study no later than four (4) months after the lock of the study database.  SADG reserves the right during the term of this Agreement to modify the Development Plan in its reasonable discretion and shall notify Zealand of any such modification.  In such event, the Parties shall discuss in good faith whether, and if so, how, the development milestones events shall be redefined.”

(e)           The term “Other Product” in the title of Article 14 and in Section 22.2.2 is replaced by “Restricted Product”.

(f)            Section 14.1(ii) is modified to read as follows:

“...and, (ii) the third party (or one of its Affiliates) is the owner of or is holding license rights to patents relating to a Restricted Product, and (iii) [remainder of paragraph unchanged]”.

(g)           In consideration for the amendment made to Article 14 and Section 22.2.2 of the of the License Agreement as set forth in the paragraphs (e) and (f) above, Zealand shall be entitled to receive from SADG the following payments, in the event that SADG, or one its Affiliates, or a third-party acting directly or indirectly under a license granted by SADG or one of its Affiliates commercializes an Alternative Route GLP-1 or Other Depot GLP-1:

(1)           SADG shall pay Zealand [***] of the net sales of each such Alternative Route GLP-1 or Other Depot GLP-1 product, commencing upon the first sale of any such product, on a country-by-country basis in the Territory, in any country where, and as long as, SADG would have royalty payment obligations under Sections 6.1(i) or 6.1(ii) of the Agreement (as amended by this First Amendment) with respect to a Product launched in such country.  For the purpose of this paragraph, the net sales of an Alternative Route GLP-1 or Other Depot GLP-1 product shall be computed in the same manner as the Net Sales of a Product, but based on the sales of such Alternative Route GLP-1 or Other Depot GLP-1 product.

(2)           In addition, SADG shall pay Zealand (i) [***] US-Dollars upon the first NDA approval obtained in the U.S.A. by SADG or any of its Affiliates or direct or indirect licensees of the first indication for an Other Depot GLP-1, and (ii) [***] US-Dollars upon the first grant to SADG or any of its Affiliates or direct or indirect licensees of a marketing authorization in the EU, any Member State

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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thereof for the first indication of an Other Depot GLP-1, each such amount being payable only once.

(3)           For the avoidance of doubt, paragraph (1) and (2) shall not apply to a cell therapy product or other product containing genetically modified cells or microorganism which, when administered, causes a GLP-1 receptor agonist to be released in the human body.

(h)           Section 20.3 is amended by adding the following sentence to the end:

“The Parties shall cooperate and take all reasonable actions to minimize such withholding taxes.”

(i)            Annex 04 is deleted in its entirety and replaced with Amended Annex 04 annexed hereto.  All references in the License Agreement to “Annex 04” are read to refer to Annex 04 as amended herewith.

ARTICLE II. MISCELLANEOUS

2.1.         All references in the License Agreement to the “Agreement” are read to refer to the License Agreement as amended herewith.

2.2.         Any capitalized term used herein which is not defined in Article I hereof shall have the meaning set forth for such capitalized term in Article II of the License Agreement.

2.3.         This First Amendment is subject to, and made part of, the License Agreement, including without limitation Article XXIII (GENERAL PROVISIONS).

2.4.         This First Amendment may be executed in counterparts.

[Remainder of page intentionally left blank]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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IN WITNESS WHEREOF, each Party hereto has caused this First Amendment to the License Agreement to be duly executed as of the date first above written.

ZEALAND PHARMA A/S

By:	/s/ David H. Solomon
Name: David H. Solomon
Title: President & Chief Executive Officer

SANOFI-AVENTIS DEUTSCHLAND GMBH

By:	/s/ Dr. Klaus Menken
Name: Dr. Klaus Menken
Title: CFO Germany

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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FIRST AMENDMENT TO LICENSE AGREEMENT

AMENDED ANNEX 04

Development Plan

[***]

[***]

[***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

9

Zealand Pharma A/S
Attn.: David H. Solomon
Chief Executive Officer
Smedeland 36
DK-2600 Glostrup
Denmark
CONFIDENTIAL

7 February 2012

Re:          Lixisenatide ([***]) milestone payments

Dear Sirs:

Reference is made to the license agreement entered into on 23 June 2003 between Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH) and Zealand Pharma A/S, with respect to lixisenatide, as amended on 16 March 2010 (as amended, the “License Agreement”).

Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.

This letter confirms the Parties’ agreement to replace the milestone payment table included in Article 5.1 of the License Agreement with the revised milestone payment table attached hereto.

For the avoidance of doubt, and without amending the License Agreement, the Parties also acknowledge and agree that payment of the USD 15 Million milestone for commencement of a Phase III clinical trial for a Group 2 Product will be triggered, as to the lixisenatide/LANTUS® combination product (“LixiLan”), by the commencement of a pivotal Phase III Clinical Trial of the [***] formulation of LixiLan, or alternatively, by the commencement of a pivotal Phase III clinical trial of the [***] formulation of LixiLan.  Of course, the milestone (which is payable only once) may be due upon [***] on a Group 2 Product other than LixiLan, or a pivotal Phase III clinical trial of another formulation of LixiLan (if and when developed), if it occurs earlier.  For clarity, a “pivotal” Phase III study is one intended to provide a sufficient basis for submission of an application for an NDA (or any non-US equivalent) and the Parties agree that, with respect to the [***] formulation of LixiLan, a “pivotal” Phase III study shall specifically refer to a Phase III study with [***].

The existence and contents of this Letter Agreement and its schedule shall be subject to the provisions of Article XVIII (Confidentiality, Public Disclosures) of the License Agreement.  This Letter Agreement shall constitute an amendment of Article 5.1 of the License Agreement, adopted pursuant to Article 23.13 thereof, and may be referred to as the “Second Amendment” to the License Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Please provide us with a signed copy of this Letter Agreement to acknowledge receipt and confirm your agreement with its terms.

Sincerely yours,

Sanofi-Aventis Deutschland GmbH

/s/ Dr. Klaus Menken

Dr. Klaus Menken

/s/ Dr. Karsten Vogel

ppa. Dr. Carsten Vogel

*              *              *

The undersigned authorized signatory of Zealand Pharma A/S confirms receipt and agreement with the terms of the above.

Dated:

Zaland Pharma A/S

/s/ David Horn Solomon

By: David Horn Solomon, CEO

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2

Attachment

MILESTONE PAYMENT TABLE

(Amended 7 February 2012)

The table of milestone payments in Article 5.1 is amended to read as follows

(i)	Initial Milestone Payment

(1)	Effective Date of Agreement;	10

	(It is acknowledged and agreed that the above-referenced initial payment has been paid in full)

(ii)	Milestones for Group 1 Products, Short Acting Formulation

(1)	Successful Completion of Phase II study 2001 (one month), as specified in Annex 04 hereof	5

(2)	Successful Completion of Phase II study 2002 (three months), as specified in Annex 04 hereof	5

(3)	Successful Completion of 24-months stability study for final formulation, as specified in Article 04 hereof	5

	(It is acknowledged and agreed that the payments required under Sections 5.1 (ii)(1), (2) and (3) above have been paid in full)

(4)	The earlier of (x) Successful Completion of Phase III studies (GetGoal Program), or (y) 31 March 2012	20

(5)	NDA Approval of the first indication in the U.S.A.	5

(iii)	Milestones for Group 1 Products, Depot Formulation

(1)	[***]	25

(2)	[***]	15

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3

(iv)	Milestones for Group 2 Products

(1)	Upfront payment, payable on execution of the First Amendment to the License Agreement	10

	(It is acknowledged and agreed that the above-referenced payment on execution has been paid in full)

(2)	Completion of first Phase I clinical trial	5

	(It is acknowledged and agreed that the above-referenced Phase I clinical trial payment has been paid in full)

(3)	Commencement of first Phase III clinical trial	15

(4)	Submission of an NDA for any indication to the FDA or (if earlier) submission of an application for a Marketing Authorization for any indication to the EMEA, or any Member State of the EU	20

(5)	NDA Approval of the first indication in the U.S.A.	25

(6)	First grant of a Marketing Authorization for the first indication in the EU, or any Member State thereof	10

(7)	[***]	[***]

(8)	[***]	[***]

	For these purposes, a clinical trial shall be considered to have “commenced” upon the first approval by a regulatory authority of the protocol for the clinical trial.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4

Zealand Pharma A/S
Attn.: David H. Solomon
Chief Executive Officer
Smedeland 36
DK-2600 Glostrup
Denmark
CONFIDENTIAL

July 31, 2013

Re:          Lixisenatide Sales Reporting and Calculation

Dear Sirs:

Reference is made to the license agreement entered into on 23 June 2003 between Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH) and Zealand Pharma A/S, with respect to lixisenatide, as amended on 16 March 2010 and on February 7, 2012 (the “License Agreement”).

Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.

This letter confirms the Parties’ agreement to amend the License Agreement as follows:

1.                                      Section 6.6 shall be deleted in its entirety and replaced by the following Section 6.6:

“6.6                         Where sales are made by Aventis or its Affiliates in a currency other than Euro then the amount of Net Sales recorded during a Calendar Semester in local currencies shall be converted to Euro using Aventis’ or its Affiliates’ normal practices for preparation of its or their audited financial statements for external reporting purposes using the following methodology:

The arithmetic average of all Euro/Foreign Currency daily exchange rates published by the European Central Bank during each calendar month shall be used to calculate the Euro equivalent of the amount of Net Sales made during that calendar month. The total Net Sales amount for a particular reporting period shall be determined by adding the monthly Net Sales amounts in Euro for such reporting period. For any currency where daily exchange rates are not published by the European Central Bank, the daily exchange rate used by Aventis or its Affiliates shall be that of a widely accepted source of published exchange rates.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

For the purpose of determining the applicable percentage rate for royalties owed for Group 1 Products, pursuant to Section 6.1 above, the monthly Net Sales amounts in Euro shall be converted into monthly Net Sales in US Dollars using the arithmetic average of the daily Euro to US Dollar exchange rates of the calendar month in which such Net Sales were made. The annual US Dollar Net Sales shall be determined by adding the monthly US Dollar Net Sales amounts for Group 1 Products and used for the determination of the appropriate Royalty Payment percentage rate.”

2.                                      Article 15 shall be deleted in its entirety and replaced by the following Article 15:

“ARTICLE XV — REPORTING

15.1                        Aventis shall, and shall cause its Affiliates and sub-licensees to prepare and keep comprehensive, accurate and complete documentation and records in English relating to the amount of Net Sales. Such documentation shall be prepared and kept in accordance with the International Financial Reporting Standards (IFRS).

15.2                        Within forty five (45) days of the end of each Calendar Quarter Aventis shall provide Zealand reports of the quantities of Product sold, Net Sales achieved and corresponding amount of royalties owed to Zealand, during such Calendar Quarter and, twice a year, during the elapsed Calendar Semester in each country of the Territory and for each Product presentation. Such reports shall be in the form of Annex 05 hereto.”

3.                                      A new version of Annex 02 and a new Annex 05, as attached hereto, is appended to the License Agreement.

The existence and contents of this Letter Agreement and its schedule shall be subject to the provisions of Article XVIII (Confidentiality, Public Disclosures) of the License Agreement. This Letter Agreement shall constitute an amendment of Section 6.6, Article 15 and Annex 02 of the License Agreement, adopted pursuant to Article 23.13 thereof, and may be referred to as the “Third Amendment” to the License Agreement.

Please provide us with a signed copy of this Letter Agreement to acknowledge receipt and confirm your agreement with its terms.

Sanofi-Aventis Deutschland GmbH • Industriepark Hochst • D-65926 Frankfurt am Main www.sanofi-aventis.de

Chairman of the Supervisory Board: Hanspeter Spek
Managing Directors: Dr. Martin Siewert (Vorsitzender), Dr. Matthias Braun,
Prof. Dr. Jochen Maas, Dr. Klaus Menken, Stefan Oelrich, Dr. Heinz Riederer, Dr. Emmanuel Siregar
Place of Business • Commercial Register: Frankfurt am Main, Abt. B Nr. 40661

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2

Sincerely yours,

Sanofi-Aventis Deutschland GmbH

/s/ Dr. Martin Siewert

By: Dr. Martin Siewert

/s/ Dr. Klaus Menken

By: Dr. Klaus Menken

*              *              *

The undersigned authorized signatory of Zealand Pharma A/S confirms receipt and agreement with the terms of the above.

Dated:

Zealand Pharma A/S

/s/ David Horn Solomon

By: David Horn Solomon, CEO

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3

Annex 02

Example for calculating Royalty Payments

For illustrative purposes, assume sales for a Calendar Semester are booked in three different currencies: 800 Million USD, 800 Million Euro and 80,000 Million Yen, with the monthly sales and exchange rates as set out in Table 1 below

Step 1: Convert all non-Euro sales booked for each month to Euro using exchange rates as described in Article 6.6 to generate Total Sales in Euro and convert Total Sales in Euro into USD using the exchange rates described in Article 6.6 to generate Total Sales in USD. Then add together the sum of the monthly sales to obtain the total sales for the Calendar Semester in both Euro and USD.

Example: Table 1

Month	USD Rate	Yen/USD Rate	Yen/Euro Rate	Sales booked in Euro Million	Sales booked in USD Million	Sales booked Yen Million	Total Sales in Euro Million	Total sales in USD Million
Month 1	0.94	120	127.66	100	100	10,000	272	290
Month 2	0.95	125	131.58	133	133	13,333	361	380
Month 3	0.96	130	135.42	167	167	16,667	450	468
Month 4	0.96	130	135.42	100	100	10,000	270	281
Month 5	0.95	125	131.58	133	133	13,333	361	380
Month 6	0.94	120	127.66	167	167	16,667	454	483
Calendar Semester Sales				800	800	80,000	€2 168	$2 283

Step 2: Calculate the Royalty Rate for the Month based on Cumulative Sales in USD and the Monthly Exchange Rate as calculated in accordance with Article 6.6 as shown in Table 2

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4

Example: Table 2

Month	Total Sales in Euro Millions	Total Sales USD Millions	Cumulative Sales USD Millions	Royalty Rate for the Month	Royalty value for the month in Euro Million
Month 1	272	290	290	[***]	[***]
Month 2	361	380	670	[***]	[***]
Month 3	450	468	1139	[***]	[***]
Month 4	270	281	1420	[***]	[***]
Month 5	361	380	1800	[***]	[***]
Month 6	454	483	2283	[***]	[***]
Totals	2168	2283		[***]	[***]

The Monthly Royalty Rate is calculated by multiplying the appropriate Royalty Rate for the cumulative turnover by the proportion of the monthly sales made at that royalty rate.

For example in Month 2 in Table 2 above: Monthly Sales in USD were 380 Million and Cumulative Sales were 670 Million. Thus cumulative sales in USD had exceeded [***] with the portion below [***] at a Royalty Rate of [***]% and the portion above [***] with a Royalty Rate of [***]%.

Royalty Rate [***].

The Royalty Value for the Month is calculated by multiplying the Royalty Rate for the Month by the Total Sales in Euro Millions for the Month.

Thus for Month 2 Royalty Value for the Month in Euro Millions = [***] million.

Step 3: Calculate the Total Royalty Rate for the Calendar Semester by summing the Royalty Value for the Month in Euro. So for this example the Total Royalty Payment in Euro = [***] Million Euro, payable as defined in Article 6.1

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

5

Annex 05

Template for [***] Report

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7

Execution Copy

CONFIDENTIAL
Zealand Pharma A/S
Attn.: David H. Solomon
Chief Executive Officer
Smedeland 36
DK-2600 Glostrup
Denmark

September 2, 2014

Re:          Amendment of Certain Confidentiality Provisions of License Agreement

Dear Sirs:

Reference is made to the license agreement entered into on 24 June 2003 between Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH) and Zealand Pharma A/S, with respect to lixisenatide, as amended on 16 March 2010, February 7, 2012 and July 31, 2013 (the “License Agreement”).

Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.

This letter confirms Aventis and Zealand’s mutual agreement to amend the license Agreement by including a new Article 23.15, as follows:

“23.15    Transactions with Financial Partners

Aventis and Zealand acknowledge that either of them may wish to enter into agreements with a third party or third parties (such third parties are referred to as “Financial Partners”) under which the participating Party may seek to (a) have all or some of its activities contemplated hereunder funded, and/or (b) monetize, from time to time, all or a portion of the participating Party’s rights to payments under this Agreement (each such agreement a “Financial Partner Transaction”). In this connection, notwithstanding anything to the contrary in this Agreement, the Parties have agreed that Each Party shall be entitled to disclose Confidential

Sanofi-Aventis Deutschland GmbH • Industriepark Hochst • D-65926 Frankfurt am Main • Phone +49 (0)68 305-60710 • Fax +49 (0) 69 30546863 • www.sanofl.de

Chairman of the Supervisory Board: Peter Guenter
Managing Directors: Dr. Martin Siewert (Chairman), Dr. Matthias Braun,
Prof. Dr. Jochen Maas, Dr. Klaus Menken, Stefan Oerlich, Dr. Emmanuel Siregar
Place of business: Frankfurt am Main • Commercial Register: Frankfurt am Main Abt B Nr. 40661

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Information to candidate Financial Partners (and officers, directors, employees, agents, rating agencies, insurers, representatives (including, without limitation,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

financial advisors, attorneys, accountants, consultants and scientists) and advisors (“Representatives”) of the Parties and such Financial Partners), in connection with the negotiation or evaluation of a Financial Partner Transaction, provided that (1) no Confidential Information may be disclosed to any Financial Partner that directly or through an Affiliate is the non-contingent owner or licensee of patents claiming any other GLP-1 receptor agonist, (ii) only such Confidential Information as is necessary for the negotiation or evaluation of the Financial Partner Transaction may be disclosed, (iii) without the prior written consent of Aventis, Zealand shall not disclose confidential development reports concerning Products, (iv) such Confidential Information shall be disclosed on a “need to know” basis, and (v) each recipient of such Confidential Information enters into, prior to disclosure, a confidentiality undertaking substantially in the form attached on Annex 6 hereto.

The existence and contents of this Letter Agreement shall be subject to the provisions of Article XVIII (Confidentiality, Public Disclosures) of the License Agreement, as amended hereby. This Letter Agreement shall constitute an amendment of Article XVIII and Article 23.4 of the License Agreement, adopted pursuant to Article 23.13 thereof, and may be referred to as the “Fourth Amendment” to the License Agreement. All references in the License Agreement to the “Agreement” shall be read to refer to the License Agreement as amended hereby,

Please provide us with a signed copy of this Letter Agreement to acknowledge receipt and confirm your agreement with its terms.

Enc:        Annex 6 (Confidentiality Undertaking)

Sincerely yours,

Sanofi-Aventis Deutschland GmbH

/s/ Dr. Klaus Menken

By: Dr. Klaus Menken

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3

By; Dr. Emmanuel Siregar

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4

The undersigned authorized signatory of Zealand Pharma A/S confirms receipt and agreement with the terms of the above.

Dated:

Zealand Pharma A/S

/s/ David Horn Solomon
By: David Horn Solomon, CEO

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

5

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (the “Agreement”) is made on this          (the “Effective Date”) by and between:

[SANOFI, a French corporation, with a principal office at 54, rue La Boetie, 75008 Paris, France, acting on its behalf and on the behalf of its Affiliates, (collectively, “Sanofi” or the “Disclosing Party”),

OR

[ZEALAND PHARMA A/S, a Danish corporation, with a principal office at Smedeland 36, DK-2600 Glostrup (hereafter, “Zealand” or the “Disclosing Party”)],

and,

[FINANCIAL PARTNER NAME], a       , with a principal office at                , (the “Receiving Party”).

WHEREAS [Sanofi/Zealand] and Receiving Party have entered into discussions regarding a potential business collaboration with respect to the Subject Matter, as defined below;

WHEREAS, in the course of such discussions, [Sanofi/Zealand] wishes to disclose to Receiving Party confidential and proprietary information, provided such information is protected as set out in this Agreement and is used by Receiving Party only for the Purpose, as defined below;

NOW THEREFORE, the parties agree as follows:

1.                                      Definitions

For the purposes of this Agreement:

(a)           “Confidential Information” means any non-public information or data relating to the Subject Matter, or to [Sanofi/Zealand]’ s business or affairs, which is owned or controlled by [Sanofi/Zealand] and provided to the Receiving Party, whether on electronic or hard copy media or orally, including any and all analyses, compilations, studies, reports or other documents prepared by [Sanofi/Zealand], or by its directors, officers, employees, advisers, Affiliates, agents or representatives, and provided to the Receiving Party. Confidential Information will also include the fact that discussions are taking place between the parties concerning the Subject Matter, and the content of any such discussions. However, any information will not be considered as Confidential Information if such information:

(i)            is or was known by the Receiving Party, at the time of receipt from [Sanofi/Zealand], and the Receiving Party has evidence to demonstrate such prior knowledge (unless such information was disclosed to the Receiving Party under a confidentiality agreement with [Sanofi/Zealand] or any Affiliate thereof); or

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6

(ii)           is or becomes publicly known without breach of this Agreement by the Receiving Party; or

(iii)          is or becomes available to the Receiving Party from an independent third source not bound by an obligation of secrecy to [Sanofi/Zealand] with respect to the Confidential Information.

(b)           “Affiliate” means a company which is, directly or indirectly, under the Control of either party to this Agreement.

(c)           “Control” means the ownership of fifty percent (50%) or more of the capital stocks or the voting rights of a company.

(d)           “Purpose” means any discussions, evaluations, and negotiations in connection with evaluating and/or establishing a potential business relationship between the parties pertaining to the Subject Matter.

(e)           “Representatives” means, with respect to the Receiving Party, its directors, officers, employees, rating agencies, insurers, advisors, representatives (including, without limitation, financial advisors, attorneys, accountants, consultants and scientists) and agents.

(f)            “Subject Matter” means [***].

2.                                      Handling of Confidential Information

(a)           All Confidential Information must be maintained in strict confidence by the Receiving Party and by its Representatives, and must not be disclosed to any third party and must be protected with the same degree of care the Receiving Party normally uses in the protection of its own confidential and proprietary information, but in no case with any less degree than reasonable care.

(b)           The Confidential Information may be disclosed by the Receiving Party only to those Representatives of the Receiving Party having the need to receive such Confidential Information to further the Purpose of this Agreement, provided the Representatives receiving of such Confidential Information are required to be bound by confidentiality and non-use obligations similar to those undertaken by the Receiving Party under this Agreement. The Receiving Party shall be wholly responsible for the full compliance with such confidentiality and non-use obligations by such Representatives.

(c)           The Receiving Party must not, and must cause its Representatives not to, use any Confidential Information for the benefit of the Receiving Party or any such Representative, for the benefit of any third party, or for any purpose other than the Purpose, and must not use any Confidential Information for obtaining any intellectual property rights for the Receiving Party or such Representative,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7

(d)           The Receiving Party must not, and must cause its Representatives not to, copy, reproduce, or reduce to writing any part of the Confidential Information, except as is necessary for the Purpose.

3.                                      Restrictions

The obligations stated in this Agreement will not apply with respect to information which the Receiving Party is required to disclose by law, rule, regulation or court order, or pursuant to requests of governmental authorities or regulatory agencies having oversight over the Receiving Party, provided, in any such case, that the Receiving Party immediately notifies (or, if the nature of such requirement precludes immediate notification, notifies as soon as possible under the circumstances) [Sanofi/Zealand] in writing of such requirement, court order or regulatory request and fully cooperates with [Sanofi/Zealand] in the event [Sanofi/Zealand] elects to legally contest such disclosure or limit the effect thereof. In the event that [Sanofi/Zealand] is not successful in contesting such disclosure and does not waive compliance with the terms of this Agreement, the Receiving Party will furnish only that portion of the Confidential Information that it is advised by counsel (which may be the Receiving Party’s internal counsel) is legally required and will exercise all commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

4.                                      Other Matters

(a)           Nothing in this Agreement will oblige [Sanofi/Zealand] to disclose any particular Confidential Information to the Receiving Party,

(b)           Neither this Agreement, nor either party’s performance under this Agreement, will transfer to the Receiving Party, or give the Receiving Party, any proprietary right, title, interest or claim in or to any of the Confidential Information.

(c)           Each party represents and warrants to the other party that it has the legal power and authority to enter into and perform under this Agreement.

(d)           The Receiving Party represents and warrants to the other party that it, directly or through an affiliate, is not the non-contingent owner or licensee of patents claiming any other GLP-1 receptor agonist. The Receiving Party hereby agrees, and agrees to cause its Representatives, not to disclose Information to any Representative that, either directly or through an affiliate, is a non-contingent owner or licensee of patents claiming any other GLP-1 receptor agonist.

(e)           Neither party is obliged to discuss or negotiate, or enter into, any other agreement as a result of the parties’ execution of this Agreement and, until such time as a definitive agreement may be entered into between the parties with respect to the Purpose of this Agreement, any such discussion or negotiation may be terminated at any time at the sole and absolute discretion of either one of the parties.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

8

(f)            The Receiving Party agrees and acknowledges that any disclosure of Confidential Information under this Agreement is made on an “as is” basis; [Sanofi/Zealand] makes no representation or warranty whatsoever with regard to the accuracy, completeness, freedom to operate or fitness for any purpose of the Confidential Information.

(g)           The Receiving Party acknowledges that the Confidential Information may constitute “privileged information” under applicable laws and/or stock exchange rules and commits to strictly comply with the provisions of all such laws and rules that prohibit insider dealing and similar infractions.

(h)           The Receiving Party agrees, and will cause its Affiliates and its and its Affiliates’ Representatives to agree (i) that any breach of any of the restrictions set forth in this Agreement by the Receiving Party or such Affiliates or Representatives may cause substantial and irreparable injury to [Sanofi/Zealand] and that money damages may not be a sufficient remedy for an actual or threatened breach of this Agreement because of the difficulty of ascertaining the amount of damage that would be suffered by [Sanofi/Zealand] in the event that this Agreement were breached, and (ii) that, in addition to all other remedies available at law or equity, [Sanofi/Zealand] will be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any such breach or threatened breach. The Receiving Party further agrees to indemnify [Sanofi/Zealand] against any and all losses, damages, claims or expenses incurred or suffered by [Sanofi/Zealand] as a result of any breach of the provisions of this Agreement by the Receiving Party, its Affiliates or its or its Affiliates’ Representatives.

5.                                      Termination

(a)           This Agreement will commence upon the Effective Date and continue for a period of one (1) year unless earlier terminated by either party upon thirty (30) days’ written notice to the other party.

(b)           Upon termination or expiry of this Agreement, the Receiving Party (i) must cease to use the Confidential Information, and (ii) within sixty (60) days after the date of a written notice by [Sanofi/Zealand], must destroy all copies thereof then in its possession or control, and (iii) upon the written request [Sanofi/Zealand], will furnish [Sanofi/Zealand] with written certification of such destruction. Notwithstanding the foregoing, the Receiving Party (i) may retain one copy of the Confidential Information for the purpose of certifying the scope and nature of the documents received under this Agreement and (2) shall not be required to delete or modify electronic back-ups made in the ordinary course of business.

(c)           The obligations of confidentiality and restricted use contained herein will survive for a period of [***] after the Effective Date.

6.                                      General

This Agreement will be legally binding upon the undersigned, their successors and assigns. Neither party can assign or amend any part of this Agreement except by a written

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

9

document executed by both parties. In the event any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions will not in any way be affected or impaired.

7.                                      Governing Law; Submission to Jurisdiction

This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of New York, excluding its conflict of law rules. Each party hereto agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement exclusively in the courts of proper jurisdiction in and for New York County, New York and solely in connection with claims arising under this Agreement (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over either party hereto, and (iv) agrees not to seek a transfer of venue on the basis that another forum is more convenient. Notwithstanding anything herein to the contrary, nothing in this shall prohibit any party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorised representatives.

FINANCIAL PARTNER NAME	[SANOFI / ZEALAND]

By:	By:
Name:	Name:
Title:	Title:

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

10

CONFIDENTIAL
Zealand Pharma A/S
Attn.: David H. Solomon
Chief Executive Officer
Smedeland 36
DK-2600 Glostrup
Denmark

October 6, 2014

Re:          Amendment to License Agreement

Dear Sirs:

Reference is made to the license agreement entered into on 24 June 2003 between Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH) and Zealand Pharma A/S, with respect to lixisenatide, as amended on 16 March 2010, February 7, 2012, July 31, 2013 and September 2, 2014 (the “License Agreement”).

Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.

This letter agreement confirms the Parties’ agreement to amend the License Agreement by modifying Article 22.4 and Article 23.15 thereof and to amend Paragraph 1.1(g) of the First Amendment to the License Agreement, in each case as provided herein.

1.                                      Amendment of Article XIX

The last sentence of Article XIX of the License Agreement is hereby deleted and replaced by the following sentence:

“THIS ARTICLE SHALL NOT APPLY TO AVENTIS’ OBLIGATIONS PURSUANT TO ARTICLE 9.2, 10.1 AND 10.2 HEREOF, NOR TO ZEALAND’S OBLIGATIONS PURSUANT TO ARTICLE 12.2 HEREOF OR A BREACH BY ZEALAND OF ITS

Sanofi-Aventis Deutschland GmbH • Industriepark Hochst • D-65926 Frankfurt am Main • Telephone +49 (0) 69 305-80710 Fax +49 (0) 69 305-16883 • www.sanofi.de

Vorsitzender des Aufsichisrates: Peter Guenter
Geschaftsfuhrer.Dr. Martin Siewert (Vorsitzender), Dr. Matthias Braun,
Prof. Dr. Jochen Maas, Dr. Klaus Mackin, Stefan Oelrich, Dr. Emmanuel Siregar
Sitz der Gesellschaft: Frankfurt am Main • Handeisregister: Frankfurt am Main Abt B Nr. 40661

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

OBLIGATIONS OF EXCLUSIVITY AS TO LICENSES AND OPTIONS GRANTED PURSUANT TO ARTICLE 3.1, 4.1 AND 4.3 HEREOF.”

2.                                      Amendment to Article 22.4

Article 22.4 of the License Agreement is hereby amended by adding thereto the following Article 22.4.5:

“22.4.5                                                        Upon Aventis’ becoming entitled to terminate this Agreement in accordance with Article 22.2.1 hereof by reason of a material breach by Zealand, Aventis may make a one-time election, in lieu of termination (and as its sole non-monetary remedy for such breach), to enforce any or all of the following remedies:

(i)                                     Any Aventis Confidential Information transferred by Aventis to Zealand pursuant to this Agreement that is then held by Zealand shall be promptly returned by Zealand to Aventis or destroyed by Zealand (as Aventis may elect and, if destruction is requested, Aventis shall be promptly provided with a written certificate signed by an officer of Zealand confirming that such destruction has been completed), except that Zealand may retain, as Confidential Information, one (1) copy for legal record keeping requirements and for purposes of exercising any of its rights under this Agreement;

(ii)                                  Zealand’s right to receive the results of clinical studies under Article 9.2 hereof shall immediately terminate;

(iii)                               Zealand’s right to negotiate a modification of milestone payments under Article 9.2 hereof shall immediately terminate;

(iv)                              The Review Committee provided for under Article 9.3 hereof shall be disbanded and not reconstituted;

(v)                                 Zealand’s right to be notified of any Improvements made by Aventis under Article 11.1 hereof shall immediately terminate;

(vi)                              The duration of the licenses and other rights of Aventis hereunder, including but not limited to the exclusive license granted under Article III and the option relating to Back-Up Compounds granted under Article IV hereof, shall become perpetual, subject to termination by Zealand only as provided in Article 22.2 hereof (but without limiting Zealand’s remedies other than termination under applicable law), without modification of the milestone and royalty payment obligations of Aventis under this Agreement; and

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(vii)                           Solely if the breach is of the undertaking that the license granted under Article 3.1 and/or Article IV hereof will be granted by Zealand to Aventis on an exclusive basis, elect to terminate Zealand’s right under Article 14.1 hereof to terminate this Agreement by reason of a change in Control involving a Restricted Product, as well as Zealand’s right under Article 22.2.2 hereof to terminate this agreement by reason of Aventis’ acquisition of rights to a Restricted Product, in each case only as concerns the countries in which a product is marketed, as a result of Zealand’s breach, that competes (in light of its indications and the patient populations to which it may be prescribed) with a Product marketed in such countries;

provided, however, that Aventis shall only be entitled to exercise any or all of the alternative remedies described in this Article 22.4.5 if and when Aventis obtains a partial or final arbitral award under the procedures set forth in Article 23.6 hereof confirming that Aventis has a proper basis for exercising its rights under this Article 22.4.5. For the avoidance of doubt, the election of Aventis of such remedies in lieu of termination shall not constitute a waiver of any claim for monetary damages that Aventis may have, at law, by contract or otherwise.”

3.                                      Amendment of Article 23.15

Article 23.15 of the License Agreement is hereby amended to henceforth read in its entirety as follows:

“23.15           Transactions with Financial Partners

Aventis and Zealand acknowledge that each of them may wish to enter into agreements with a third party or third parties for the purpose, for Aventis, of funding activities contemplated hereunder or, for Zealand, of monetizing rights to payments hereunder (such third parties are referred to as “Financial Partners” and each such agreement is referred to as a “Financial Partner Transaction”; for purposes of this Article 23.15, the Party participating in such Financial Partner Transaction is referred to as the “FPT Initiator” and the other Party is referred to as the “FPT Acceptor”). In this connection, notwithstanding anything to the contrary in this Agreement, the Parties have agreed as follows:

23.15.1.                                                    Disclosure of Confidential Information. Each Party shall be entitled to disclose Confidential Information to candidate and actual Financial Partners (and officers, directors, employees, agents, advisors, representatives, rating agencies and insurers (“Representatives”) of the Parties and such Financial Partners), in connection with the negotiation, evaluation or implementation of a Financial Partner Transaction, provided that (i) no Confidential Information may be disclosed to any Financial Partner that directly or through one or more Affiliates is the non-contingent owner or licensee of patents claiming any other GLP-1 receptor

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agonist, (ii) only such Confidential Information as is necessary for the negotiation, evaluation or implementation of the Financial Partner Transaction may be disclosed, (iii) such Confidential Information shall be disclosed on a “need to know” basis, (iv) each recipient of such Confidential Information shall, prior to disclosure, enter into a confidentiality undertaking substantially in the form attached as Annex 06 hereto, and (v) without the prior written consent of Aventis, Zealand shall not disclose all or any part of reports prepared by Aventis or at its request concerning development and commercialization strategy or activities that constitute Confidential Information. Subject to the terms of this Article 23.15.1, Aventis shall be entitled to disclose to its Financial Partners all or any part of reports concerning development and commercialization strategies or activities, including where such reports constitute Confidential Information. A Financial Partner may further disclose Confidential Information to third parties (including candidate and actual investors or other funding sources) and their respective Representatives, subject to the conditions set forth in this Article 23.15.1, in connection with (x) the implementation of a Financial Partner Transaction, (y) an assignment, sale, syndication, transfer or pledge of the Financial Partner’s rights and/or obligations under agreements entered into in connection with a Financial Partner Transaction, or (z) subsequent sales of securities issued in connection with a Financial Partner Transaction. If Confidential Information provided by a Aventis to Zealand is disclosed by Zealand to its Financial Partners or their Representatives, and subsequently is disclosed to a third-party to whom or in a manner that is not permitted under a confidentiality undertaking authorized hereunder, and to which disclosure Aventis has not otherwise given its consent, Aventis may by notice require Zealand to provide a copy or, subject to such reasonable provisions for its safeguard and return as Zealand may request, an original of any confidentiality undertakings that Zealand has entered into with a person or entity identified by Aventis as a source of such unauthorized disclosure, and Zealand shall provide all further cooperation that Aventis may reasonably request in connection with the enforcement of Zealand’s and Aventis’ rights under such confidentiality undertakings. If Confidential Information provided by Zealand to Aventis is disclosed by Aventis to its Financial Partners (including sublicensees treated as Financial Partners hereunder) or their Representatives, and subsequently is disclosed to a third-party to whom or in a manner that is not permitted under a confidentiality undertaking authorized hereunder, and to which disclosure Zealand has not otherwise given its consent, Zealand may by notice require Aventis to provide a copy or, subject to such reasonable provisions for its safeguard and return as Aventis may request, an original of any confidentiality undertakings that Aventis has entered into with a person or entity identified by Zealand as a source of such unauthorized

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disclosure, and Aventis shall provide all further cooperation that Zealand may reasonably request in connection with the enforcement of Zealand’s and Aventis’ rights under such confidentiality undertakings.

23.15.2.                                                    Sublicense of Development and Commercialization Rights by Aventis. In connection with a Financial Partner Transaction for which Aventis is the FPT Initiator, notwithstanding the provisions of Section 3.2, Aventis may, on not less than thirty (30) days’ prior written notice to Zealand, sublicense to a Financial Partner of Aventis or an entity designated by a Financial Partner the rights granted to Aventis under this Agreement with respect to a Product or Products, for any portion of the Territory in which Aventis has decided to cease the development or the marketing, sale and distribution to Customers of such Product or Products, provided, however, that (i) Aventis is not, at that time, in material breach of its obligations hereunder, (ii) in Aventis’ reasonable opinion, as of the effective date of such sublicense, the sublicensee has managerial and other personnel and technical and financial resources reasonably sufficient to ensure the proper performance by such sublicensee of Aventis’ obligations hereunder, and (iii) the sublicense will not result in a material increase in the obligations of Zealand and/or its permitted assignees hereunder. Notwithstanding such sublicense, Aventis shall remain jointly and severally liable with the sublicensee for the timely and complete performance of all of Aventis’ obligations hereunder, including in particular its obligations under Articles V, VI, IX and’X hereof. Any objection by Zealand with respect to such sublicense shall be deemed waived if not notified to Aventis no later than the later to occur of (A) two (2) weeks following receipt by Zealand of the notice referred to above, and (B) two (2) weeks following receipt by Zealand of the additional pre-implementation information requested from Aventis as provided under Article 23.15.4(B) hereof. Aventis shall be authorized to provide to each permitted sublicensee Zealand Confidential Information and any notices received or given by Aventis hereunder, on the terms and conditions set forth in Article 23.15.1, as if such permitted sublicensee were an Aventis Financial Partner. Such reports and notices shall be Confidential Information for purposes of this Agreement.

23.15.3.                                                    Assignment of Intellectual Property, Contract Rights and Payments by Zealand. Zealand may assign, contribute, sell or otherwise transfer to one (1) special purpose vehicle formed for purposes of a Financial Partner Transaction (“Master SPV”), all of the Patents, Patents Emerging, Know-How or Improvements that it has licensed or has committed to license to Aventis hereunder (such Patents, Patents Emerging, Know-How and Improvements hereinafter referred to as the “FPT IP”), on the following terms:

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(A)                               Master SPV shall be, for so long as this Agreement remains in effect, a wholly-owned direct or indirect subsidiary of Zealand, except as may be required under laws governing insolvency and the rights of creditors; for the avoidance of doubt, Master SPV shall not be considered to be a “Financial Partner” but shall be a party to and through which disclosure of Confidential Information is authorized under Article 23.15.1 as though a Financial Partner without regard to its own Affiliates’ interests in GLP-1 receptor agonists;

(B)                               Management of Master SPV shall, subject to applicable law and to contractual limitations that do not modify the rights or obligations of Aventis hereunder, be exercised exclusively by its sole general partner, which shall be a wholly-owned subsidiary of Zealand of which Zealand as the sole shareholder (except as may be required under laws governing insolvency and the rights of creditors) has the exclusive right to designate the management;

(C)                               Simultaneously with any assignment, contribution, sale or other transfer of FPT IP from Zealand to Master SPV, Zealand will transfer to Master SPV, in the same manner, all of Zealand’s rights and obligations under this Agreement (including the right to receive and give any notices to be received by or given to Zealand hereunder);

(D)                               Simultaneously with the assignment, contribution, sale or other transfer of FPT IP and this Agreement to Master SPV under Article 23.15.3(C), Zealand, Aventis and Master SPV shall enter into an agreement pursuant to which (a) Zealand shall, subject to applicable law and to contractual limitations that do not modify the rights or obligations of Aventis hereunder, agree to use its powers as the sole shareholder (except as may be required under laws governing insolvency and the rights of creditors) of the general partner of Master SPV, its powers as the sole limited partner of Master SPV, and any rights it may have under and in accordance with the terms of servicing agreements, to cause Master SPV to satisfy, perform and comply with all of Master SPV’s obligations hereunder, and (b) Master SPV shall assume and perform, or confirm its obligation to perform, all of Zealand’s representations, warranties and covenants hereunder that relate to the period of time after the effective date of such agreement;

(E)                                Master SPV may further assign, contribute, sell or otherwise transfer to one (1) or more (but not more than three (3)) special purpose vehicles each formed for purposes of a Financial Partner Transaction (each, an “Issuer SPV;” for the avoidance of doubt, no Issuer SPV shall be considered a “Financial Partner” but shall be a party to and through which disclosure of Confidential Information is authorized under Article 23.15.1 as though a

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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Financial Partner without regard to its own Affiliates’ interest in GLP-1 receptor agonists) the right to receive all or part of the payments owed by Aventis to Master SPV in respect of the FPT IP (but excluding for clarity any FPT IP), along with the rights to enforce such payment right and to make claims for indemnification (to the extent a claim for indemnification would have been available to Zealand or a Zealand Indemnified Party), provided that (i) each Issuer SPV shall be a subsidiary wholly-owned, directly or indirectly, by Master SPV (prior to realization under any pledge of Master SPV’s direct or indirect interest therein granted in connection with the Financial Partner Transaction), and (ii) management of each Issuer SPV shall, subject to applicable law and to contractual limitations that do not modify the rights or obligations of Aventis hereunder, be exercised exclusively by its sole general partner, which shall be a wholly-owned subsidiary of Master SPV of which Master SPV as the sole shareholder has the exclusive right to designate the management; and after such assignment is notified in writing to Aventis in accordance with Article 23.5 hereof, Aventis shall make payment of the amounts so assigned only to such account as may be designated for this purpose by each Issuer SPV in writing and, in this connection, the Issuer SPVs shall use reasonable efforts to designate a single payment agent holding a single account to receive such payments, unless the designation of a payment agent or a single account will have an adverse tax impact on the Issuer SPVs, such as an increase in withholding taxes; if a single payment agent is so designated, the payment agent shall distribute to each Issuer SPV the amount payable to it by virtue of the respective Issuer Purchase Agreement, provided that if insufficient funds have been received from Aventis to make each such payment, each such payment shall be reduced in proportion to the shortfall in the total amount of such payment received (without limiting any rights against Aventis for the full amount of such payments); except as expressly provided herein, Master SPV shall not, without Aventis’ prior written consent, assign, contribute sell or otherwise transfer any FPT IP or any of Master SPV’s rights or obligations under this Agreement.

(F)                                 Each Issuer SPV may issue to Financial Partners one or more series of notes secured by the rights to payment assigned to such Issuer SPV and other collateral (other than the FPT IP); without limiting the confidentiality obligations of such Financial Partner noteholders as described in Article 23.15.1, such Financial Partner noteholders shall represent and warrant on the date they acquire their notes that they are not (directly or through one or more Affiliates) the non-contingent owner or licensee of patents claiming any other GLP-1 receptor agonist, and shall require any assignee or transferee of their interest as a noteholder to

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represent and warrant on the same terms and to enter into similar confidentiality undertakings;

(G)                               In connection with a transfer by Zealand to Master SPV of the FPT IP and of this Agreement in compliance with this Article 23.15.3, Zealand irrevocably and unconditionally agrees to further transfer to Master SPV, and to cause Master SPV to include in the rights granted to Aventis hereunder upon such transfer to Master SPV, additional license rights to present or future Patents, Patents Emerging, Know-How or Improvements as may be required to allow Master SPV to fully perform the obligations undertaken to Aventis hereunder; alternatively, should the transfers and license grants described in the preceding sentence be impossible for any reason, Zealand irrevocably and unconditionally agrees to directly grant Aventis the required additional rights to such to present or future Patents, Patents Emerging, Know-How or Improvements, on the terms and conditions provided for herein but with no obligation to make payments other than those provided for herein;

(H)                              If the Master SPV defaults on a Curable Obligation (as defined below) to Aventis, and an Issuer SPV or an authorized representative of the Financial Partners holding notes issued by an Issuer SPV promptly offers to cure such default, then Aventis shall accept such cure and such cure shall discharge Master SPV’s obligation to the extent thereof, provided, however, that the party making such cure shall not acquire any right against Aventis by reason of such cure. For this purpose ‘Curable Obligation’ shall mean any obligation to make a payment to a Party hereunder and the other obligations described on Annex 07 hereto; and

(I)                                   Zealand shall be entitled to receive from Master SPV and each Issuer SPV any Confidential Information of Aventis and, notwithstanding the assignment to or assumption of rights and obligations under this Agreement to Master SPV and Issuer SPV, shall continue to be bound by its obligations with respect to Aventis Confidential Information as provided in Article XVIII hereof, and shall continue to be entitled to make public disclosures as provided in Article XVIII. Master SPV (as the assignee of Zealand’s rights under this Agreement) shall be authorized to provide to Zealand and to each Issuer SPV copies of (i) copies of reports required under Article 15.2 of this Agreement; and (ii) any notices of default or termination under the Agreement. Such reports and notices shall be Confidential Information for purposes of this Agreement. Each Issuer SPV shall be further entitled to provide copies of such notices and reports to each Financial Partner holding notes issued by such Issuer SPV, directly or through an authorized representative of such noteholders, provided,

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however that the recipient enters into, prior to disclosure, a confidentiality undertaking in substantially the same form as Annex 06 hereto.

23.15.4. General Provisions.

(A)                               The FPT Initiator shall give the FPT Acceptor not less than thirty (30) days’ prior written notice of any Financial Partner Transaction (the “FPT Notice”). The FPT Notice shall describe, in reasonable detail, the proposed Financial Partner Transaction and Financial Partners or, if the Financial Partners have not been identified, a description of the types of individuals or entities who will be invited to become Financial Partners.

(B)                               The FPT Initiator shall provide any additional information that the FPT Acceptor may reasonably request concerning the proposed Financial Partner Transaction prior to the implementation of a Financial Partner Transaction, including descriptions of proposed transaction documents or (in the discretion of the FPT Initiator, and if available) copies of the final drafts thereof, such request to be made no later than one (1) week following its receipt of the FPT Notice. After the implementation of a Financial Partner Transaction, the FPT Initiator shall provide the FPT Acceptor with any additional information that the FPT Acceptor may reasonably request concerning such Financial Partner Transaction, including copies of the final versions of any material agreements or instruments that are entered into in connection with such Financial Partner Transaction (other than undertakings regarding confidentiality, which shall be provided only as set forth in Article 23.15.1). Any information provided concerning a Financial Partner Transaction, whether in the FPT Notice or further to a subsequent request, shall be treated as Confidential Information for purposes of this Agreement.

(C)                               The Parties shall cooperate and take all action as may be reasonably requested by the FPT Initiator, in order to implement the proposed Financial Partner Transaction, including the signature and performance of any required agreements or instruments.

(D)                               Unless otherwise required by applicable law and judicial practice or otherwise agreed in writing, no Financial Partner shall be a party to any litigation, arbitration or settlement relating to any dispute under the License Agreement and the sole parties to any such dispute shall be the Parties, the Master SPV and the respective Issuer SPV, as the case may be, and no Financial Partner shall have rights or obligations under this Agreement, except as expressly provided in this Article 23.15.

(E)                                The FPT Initiator shall be authorized to provide to the Financial Partner (or, if there is more than one Financial Partner, to a single representative

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designated for this purpose who may distribute such information to Financial Partners) copies of any notices of default or termination under the Agreement, provided, however that the recipient enters into, prior to disclosure, a confidentiality undertaking in substantially the same form as Annex 06 hereto.”

4.                                      Amendment of Paragraph 1.1(g) of the First Amendment to the License Agreement

Reference is made to Paragraph 1.1(g) of the First Amendment to the License Agreement. In consideration of Aventis’ agreement as provided herein with respect to a Financial Partner Transaction with Zealand as the FPT Initiator, Zealand hereby irrevocably waives its right to receive the [***] royalty to which it is entitled on [***] products. Such waiver shall be effective with respect to royalties based on net sales of such products during the period from and after [***].

*    *    *

The existence and contents of this Letter Agreement shall be subject to the provisions of Article XVIII (Confidentiality, Public Disclosures) of the License Agreement, as amended hereby. This Letter Agreement shall constitute an amendment of Article XVIII, Article XIX, Article 22.4 and Article 23.4 of the License Agreement and a partial waiver of Paragraph 1.1(g) of the First Amendment to the License Agreement, adopted pursuant to Article 23.13 thereof, and may be referred to as the “Fifth Amendment” to the License Agreement. All references in the License Agreement to the “Agreement” shall be read to refer to the License Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

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Please provide us with a signed copy of this Letter Agreement to acknowledge receipt and confirm your agreement with its terms.

Enc:                       Annex 06 (Confidentiality Undertaking)
Annex 07 (Curable Obligations)

Sincerely yours,

Sanofi-Aventis Deutschland GmbH

/s/ Prof. Dr. Jochen Maas

By:	Prof. Dr. J. Maas
10/08/2014

/s/ Dr. Klaus Menken

By:	Dr. Klaus Menken
10/08/2014

*    *    *

The undersigned authorized signatory of Zealand Pharma A/S confirms receipt and agreement with the terms of the above.

Dated:

Zealand Pharma A/S

/s/ David Horn Solomon

By: David Horn Solomon, CEO

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FIFTH AMENDMENT TO 24 JUNE 2003 LIXISENATIDE LICENSE AGREEMENT

Annex 06 — Confidentiality Undertaking

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FIFTH AMENDMENT TO 24 JUNE 2003 LIXISENATIDE LICENSE AGREEMENT

Annex 07 — Curable Obligations

Article XIII (Patent-Related Provisions):

Pay any costs or expenses (without derogation of Aventis’ obligation to reimburse certain amounts) relating to the maintenance or prosecution of Zealand patents issued from among the Patents provided under the License Agreement as well as any patents from the Patents Emerging, and effect administrative filings in connection with such payments.

Give notice of any infringement or threatened infringement by a third party of any patent from the Patents granted under the License Agreement or any patents from the Patents Emerging that is controlled by Zealand and related to any Product.

Give notice of any claim or action by a third party that either Zealand or licensee is infringing such third party’s patents.

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